                                                                  EXHIBIT 99.1
                                                                  ------------

                         *** PRELIMINARY INFORMATION ***



                     HOMEGOLD HOME EQUITY LOAN TRUST 1999-1
               Home Equity Loan Pass-Through Notes, Series 1999-1
                                  Class A Notes



                  $[52,660,000] Class A Fixed-Rate Notes - [ ]%


The information herein has been provided solely by Prudential Securities Incorporated ("PSI") based on information with respect to the mortgage loans provided by HomeGold Financial Inc. and its affiliates ("HOMEGOLD"). Neither PSI nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect PSI's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PSI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PSI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PSI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consumated without the purchaser first having received a prospectus and, if required, prospectus supplement. Finally, PSI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and PSI strongly urges you to seek advice from your counsel, accountant and tax advisor.

                         *** PRELIMINARY INFORMATION ***


                    HOMEGOLD HOME EQUITY LOAN TRUST 1999-1
              Home Equity Loan Pass-Through Notes, Series 1999-1
                                  Class A Notes
--------------------------------------------------------------------------------
                                  CLASS A NOTES


                  Class A
                  Fixed-Rate
                  Pass-Through
                  ----------
Approximate
Face Amount:      $[52,660,000]

Avg Life
to Call:          [2.6]yrs

Avg Life
to Mat:           [2.8 ]yrs

Coupon:           [TBD]%

Price:            [TBD]

Yield (CBE):      [TBD]%

Spread:           [TBD]%

Pricing Spd:      [24]% HEP

Settlement:       [5/26/99]

1st Payment
(years):          [0.053]yrs

Exp. Mat
to Call
(years):          [7.6]yrs

Exp. Mat:
to Call:          [12/15/06]

Exp. Mat
to Mat
years:            [14.2]

Exp. Mat
to Mat:           [8/15/13]

Final Mat:        [TBD]

Day Count:        30/360

Pymt Delay:       [14] days

Dated Date:       [5/01/99]

Pymt Terms:       Monthly

1st Pymt Date:    [6/15/99]

* If the 10% Clean-up Call is not exercised, the coupon on the Class A shall become [ ]% + 0.50%.


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                         *** PRELIMINARY INFORMATION ***

                     HOMEGOLD HOME EQUITY LOAN TRUST 1999-1
               Home Equity Loan Pass-Through Notes, Series 1999-1
                                  Class A Notes


Title of Securities:       HomeGold Home Equity Loan Trust 1999-1,
                           Home Equity Loan Pass-Through Notes, Series 1999-1

Originator/
Servicer:                  HomeGold Inc.

Parent:                    HomeGold Financial, Inc. ("HomeGold").

Seller:                    Emergent Mortgage Holdings Corporation.

Depositor:                 Prudential Securities Secured Financing Corp.

Servicer Fee:              50 bps per annum.

Trustee:                   First Union National Bank.

Aggregate
Certificate Balance:       Class A:  [$52,660,000]

Pricing Date:              [May [ ], 1999]

Settlement Date:           [May [26], 1999]

Distribution Date:         The 15th day of each month (or, if such date is not a
                           business day, the next succeeding business day) commencing [June 15], 1999.

Record Date:               The last day of the calendar month immediately
                           preceding the related Distribution Date.

Interest Accrual:          The calendar month preceding the related Distribution
                           Date, based on a 30/360 day count.

Form of Certificates:      Book-entry only through the same-day funds facilities
                           of DTC, Euroclear and CEDEL.

Denominations:             Minimum denominations of $1,000 and integral
                           multiples of $1,000 in excess thereof.

Prepayment
Assumption:                For the Class A Certificates, [18]% HEP [1.8]% CPR
                           in month 1 with monthly incremental increases of [1.8]% CPR until the speed reaches [18]% CPR in month 10 based on loan seasoning.)

Credit Enhancement:        A combination of:
                            - Excess monthly cash flow
                            - Overcollateralization
                            - 100% wrap from FSA guaranteeing timely interest
                              and ultimate principal.

Mortgage Loans:            $[58,188,489]


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                         *** PRELIMINARY INFORMATION ***

                     HOMEGOLD HOME EQUITY LOAN TRUST 1999-1
               Home Equity Loan Pass-Through Notes, Series 1999-1
                                  Class A Notes

Certificate Insurer:       Financial Security Assurance Inc. ("FSA"). FSA's
                           claims-paying ability is rated Aaa/AAA by Moody's
                           Investors Service and ("Moody's) and Standard &
                           Poor's ("S&P"), respectively.

Certificate Ratings:       The Class A Notes will be rated Aaa by Moody's and
                           AAA by S&P.

Compensating
Interest:                  The Servicer will be obligated to offset any
                           Prepayment Interest Shortfall on any Distribution
                           Date to the extent of the Servicing Fee for such Distribution Date.

Origination
Channels:                  Approximately [55.4%] direct ("Retail Mortgage
                           Loans") Approximately [44.6%] wholesale ("Wholesale
                           Mortgage Loans")

Piggy Back
Mortgage Loans:            While [84.0]% of the Mortgage Loans are secured by
                           first liens on the related Mortgaged Properties, approximately [49.1]% of the Mortgaged Properties with respect to these Mortgage Loans are also encumbered by second liens originated or acquired by the Originator (the "Piggy Back Mortage Loans"). The weighted-average Loan-to-Value Ratio of these
                           Mortgage Loans is approximately [78.8]%. The weighted-average combined Loan-to-Value Ratio of these Mortgage Loans (when considering the additional liens on the Piggy Back Mortgage Loans) is approximately [100.7]%.

10% Clean-up Call:         The Holder of the Equity Certificate has the option
                           to exercise a call at par plus accrued interest when the outstanding Pool Balance equals 10% or less of the original Pool Balance.

Coupon Step up:            If the 10% Clean-up Call is not exercised, the coupon
                           on the Class A Notes shall increase by [50]bps.

ERISA Consideration:       The Class A Notes will be ERISA eligible. However,
                           investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of the Plan's acquisition and ownership of such Notes.

SMMEA Considerations:      The Class A Notes will not be SMMEA eligible.

Taxation:                  Owner Trust.

Prospectus:                The Certificates are being offered pursuant to a
                           Prospectus which includes a Prospectus Supplement
                           (together, the "Prospectus"). Complete information with respect to the Certificates and the Collateral is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consumated unless the purchaser has received the Prospectus.

Further Information:       Trading:  Greg Richter or Rob Karr at (212) 778-2741,
                           Banking:  Mary Alice Kohs (212) 778-1492,
                                     John Kim (212) 778-1833 or
                                     Kenny Rosenberg (212) 778-2440,
                           FSG:      John Mawe (212) 778-1166 or Martha Slater
                                     (212) 778-8261.


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

Deal ID/CUSIP HG991                               Coupon                     N/A
Class         A      CUR                          Accr  0.45937 1st Pmt 06/15/99
Collateral    (Real)                              Factor             on   /  /
N/GWAC (Orig)       /                             CMT-3YW               5.21000
WAM    (Orig)                                     Mat N/A        Settle 05/26/99
CenterPrice   100-00  Inc   0.500             Table Yield        Roll@


                                    ***** TO 10% CALL *****

          HEP 16.00 HEP 20.00 HEP 22.00 HEP 24.00 HEP 26.00 HEP 30.00 HEP 35.00
   Price
   -----  --------- --------- --------- --------- --------- --------- ---------
   99-22+    6.720     6.722     6.724     6.725     6.726     6.729     6.733
   99-23     6.715     6.716     6.717     6.718     6.718     6.720     6.723
   99-23+    6.710     6.710     6.710     6.711     6.711     6.711     6.712
   99-24     6.704     6.704     6.704     6.703     6.703     6.703     6.702
   99-24+    6.699     6.698     6.697     6.696     6.695     6.694     6.691
   99-25     6.694     6.692     6.690     6.689     6.688     6.685     6.681
   99-25+    6.689     6.685     6.684     6.682     6.680     6.676     6.670
   99-26     6.684     6.679     6.677     6.675     6.672     6.667     6.660
   99-26+    6.678     6.673     6.670     6.668     6.665     6.658     6.650
   99-27     6.673     6.667     6.664     6.661     6.657     6.650     6.639
   99-27+    6.668     6.661     6.657     6.653     6.649     6.641     6.629
   99-28     6.663     6.655     6.651     6.646     6.642     6.632     6.618
   99-28+    6.658     6.649     6.644     6.639     6.634     6.623     6.608
   99-29     6.653     6.643     6.637     6.632     6.626     6.614     6.597
   99-29+    6.647     6.637     6.631     6.625     6.619     6.605     6.587
   99-30     6.642     6.630     6.624     6.618     6.611     6.597     6.577
   99-30+    6.637     6.624     6.618     6.611     6.603     6.588     6.566
   99-31     6.632     6.618     6.611     6.604     6.596     6.579     6.556
   99-31+    6.627     6.612     6.604     6.596     6.588     6.570     6.545
  100-00     6.622     6.606     6.598     6.589     6.581     6.562     6.535
  100-00+    6.616     6.600     6.591     6.582     6.573     6.553     6.525
  100-01     6.611     6.594     6.585     6.575     6.565     6.544     6.514
  100-01+    6.606     6.588     6.578     6.568     6.558     6.535     6.504
  100-02     6.601     6.582     6.571     6.561     6.550     6.526     6.493
  100-02+    6.596     6.575     6.565     6.554     6.542     6.518     6.483
  100-03     6.591     6.569     6.558     6.547     6.535     6.509     6.473
  100-03+    6.585     6.563     6.552     6.540     6.527     6.500     6.462
  100-04     6.580     6.557     6.545     6.533     6.520     6.491     6.452
  100-04+    6.575     6.551     6.539     6.526     6.512     6.482     6.442
  100-05     6.570     6.545     6.532     6.518     6.504     6.474     6.431
  100-05+    6.565     6.539     6.525     6.511     6.497     6.465     6.421
  100-06     6.560     6.533     6.519     6.504     6.489     6.456     6.410
  100-06+    6.555     6.527     6.512     6.497     6.481     6.447     6.400
  100-07     6.549     6.521     6.506     6.490     6.474     6.439     6.390
  100-07+    6.544     6.515     6.499     6.483     6.466     6.430     6.379
  100-08     6.539     6.509     6.493     6.476     6.459     6.421     6.369
  100-08+    6.534     6.503     6.486     6.469     6.451     6.412     6.359
  100-09     6.529     6.496     6.479     6.462     6.443     6.404     6.348
  100-09+    6.524     6.490     6.473     6.455     6.436     6.395     6.338

Avg. Life    3.814     3.119     2.846     2.609     2.400     2.046     1.698
Mod. Dur.    3.014     2.549     2.359     2.189     2.036     1.769     1.496
1st  Pmt.    0.053     0.053     0.053     0.053     0.053     0.053     0.053
Last Pmt. 03/15/10  05/15/08  08/15/07  12/15/06  05/15/06  05/15/05  06/15/04


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

Deal ID/CUSIP HG991                               Coupon                     N/A
Class         A      CUR                          Accr  0.45937 1st Pmt 06/15/99
Collateral    (Real)                              Factor 1.000000000 on 05/26/99
N/GWAC (Orig)       /                             CMT-3YW               5.21000
WAM    (Orig)                                     Mat N/A        Settle 05/26/99
CenterPrice   100-00  Inc   4.000             Table Yield        Roll@


                         ********* TO MATURITY ********

           HEP 16.00 HEP 20.00 HEP 22.00 HEP 24.00 HEP 26.00 HEP 30.00 HEP 35.00

   Price
   -----  --------- --------- --------- --------- --------- --------- ---------
   97-20     7.420     7.544     7.609     7.675     7.744     7.894     8.102
   97-24     7.378     7.495     7.555     7.618     7.683     7.824     8.020
   97-28     7.336     7.445     7.502     7.561     7.622     7.754     7.938
   98-00     7.294     7.396     7.450     7.505     7.562     7.684     7.856
   98-04     7.252     7.348     7.397     7.448     7.501     7.615     7.774
   98-08     7.210     7.299     7.345     7.392     7.441     7.546     7.692
   98-12     7.169     7.250     7.292     7.335     7.380     7.477     7.611
   98-16     7.127     7.202     7.240     7.279     7.320     7.408     7.530
   98-20     7.086     7.153     7.188     7.224     7.260     7.340     7.449
   98-24     7.045     7.105     7.136     7.168     7.201     7.271     7.369
   98-28     7.004     7.057     7.084     7.112     7.141     7.203     7.288
   99-00     6.963     7.009     7.033     7.057     7.082     7.135     7.208
   99-04     6.922     6.961     6.981     7.002     7.023     7.068     7.129
   99-08     6.881     6.913     6.930     6.947     6.964     7.000     7.049
   99-12     6.841     6.866     6.879     6.892     6.905     6.933     6.970
   99-16     6.800     6.818     6.828     6.837     6.846     6.866     6.891
   99-20     6.760     6.771     6.777     6.782     6.788     6.799     6.812
   99-24     6.719     6.724     6.726     6.728     6.729     6.732     6.733
   99-28     6.679     6.677     6.675     6.674     6.671     6.665     6.655
  100-00     6.639     6.630     6.625     6.619     6.613     6.599     6.577
  100-04     6.599     6.583     6.575     6.565     6.555     6.533     6.499
  100-08     6.559     6.537     6.525     6.512     6.498     6.467     6.422
  100-12     6.519     6.490     6.474     6.458     6.440     6.401     6.344
  100-16     6.480     6.444     6.425     6.404     6.383     6.336     6.267
  100-20     6.440     6.398     6.375     6.351     6.326     6.270     6.190
  100-24     6.401     6.351     6.325     6.298     6.269     6.205     6.113
  100-28     6.361     6.305     6.276     6.245     6.212     6.140     6.037
  101-00     6.322     6.259     6.226     6.192     6.155     6.075     5.961
  101-04     6.283     6.214     6.177     6.139     6.099     6.011     5.885
  101-08     6.244     6.168     6.128     6.086     6.042     5.946     5.809
  101-12     6.205     6.123     6.079     6.034     5.986     5.882     5.733
  101-16     6.166     6.077     6.030     5.982     5.930     5.818     5.658
  101-20     6.127     6.032     5.982     5.929     5.874     5.754     5.583
  101-24     6.089     5.987     5.933     5.877     5.818     5.690     5.508
  101-28     6.050     5.942     5.885     5.825     5.763     5.627     5.433
  102-00     6.012     5.897     5.836     5.774     5.707     5.563     5.359
  102-04     5.973     5.852     5.788     5.722     5.652     5.500     5.285
  102-08     5.935     5.807     5.740     5.671     5.597     5.437     5.210
  102-12     5.897     5.763     5.692     5.619     5.542     5.375     5.137

Avg. Life    4.029     3.339     3.063     2.820     2.603     2.229     1.853
Mod. Dur.    3.107     2.657     2.469     2.302     2.149     1.878     1.596
1st  Pmt.    0.053     0.053     0.053     0.053     0.053     0.053     0.053
Last Pmt.   19.219    16.553    15.386    14.219    14.136    13.053    11.219


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

--------------------------------------------------------------------------------
     -  HOMEGOLD
     -  Cut Off Date of Tape is  04/30/99
     -  FIXED AND FLOATING
     -  $58,188,488.56
--------------------------------------------------------------------------------
Number of Mortgage Loans:                                   1,240

Lien Status:                               1st and 2nd Lien Loans

Aggregate Unpaid Principal Balance:                $58,188,488.56
Aggregate Original Principal Balance:              $59,562,740.80

Weighted Average Coupon (Gross):                          11.127%
Gross Coupon Range:                             6.100% -  18.990%
--------------------------------------------------------------------------------
Average Unpaid Principal Balance:                      $46,926.20
Average Original Principal Balance:                    $48,034.47

Maximum Unpaid Principal Balance:                     $447,294.91
Minimum Unpaid Principal Balance:                       $1,281.35

Maximum Original Principal Balance:                   $459,000.00
Minimum Original Principal Balance:                     $2,971.43

Weighted Avg. Stated Rem. Term:                               209.594
Stated Rem Term Range:                          11.000 -  359.000

Weighted Average Age (Original Term - Rem Term):           14.941
Age Range:                                       0.000 -   96.000

Weighted Average Original Term:                           224.535
Original Term Range:                            35.000 -  370.000

Weighted Average Original LTV:                             71.710
Original LTV Range:                             4.984% - 138.182%

Weighted Average Combined LTV:                             92.735 (1)
Combined LTV Range:                            12.000% - 170.215%

Weighted Average Combined LTV:                             83.723 (2)
Combined LTV Range:                             6.012% - 170.215%

Weighted Average Debt to Income Ratio:                     39.134
Debt to Income Ratio Range:                     6.000% -  93.000%

Weighted Average Borrower FICO:                           614.213 (3)
Borrower FICO Range:                           443.000 -  793.000
--------------------------------------------------------------------------------
Index:                                                   3 Yr CMT (4),(5)

Weighted Average Margin (Gross):                           5.918% (4)
Gross Margin Range:                             0.760% -   8.600%

Weighted Average Life Cap (Gross):                        17.359% (4)
Gross Life Cap Range:                          10.000% -  18.000%

Weighted Average Life Floor (Gross):                      11.548% (4)
Gross Life Floor Range:                         1.000% -  13.990%

Weighted Average Periodic Interest Cap:                    2.032% (4)
Periodic Interest Cap Range:                    2.000% -   7.000%

Weighted Average Months to Interest Roll:                  19.527 (4)
Months to Interest Roll Range:                           1 -   36

Weighted Average Interest Roll Frequency:                  35.332 (4)
Interest Frequency Range:                                1 -   36
--------------------------------------------------------------------------------

(1) For 393 of the 1st lien loans the combined LTV reflects a silent 2nd lien loan not included in the pool
(2) For those 393 1st lien loans the combined LTV does not reflect the silent 2nd lien
(3)  Excludes 220 loans missing FICO score
(4) Functions computed using the 42 adjustable rate loans only, total unpaid principal balance of $1,885,488.05
(5)  Except for 2 Wall Street Prime Rate loans

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

             Loan Summary Stratified by Gross Mortgage Interest Rate

                                                                                              Percentage of
                                                                             Aggregate        Cut-Off Date
                 Gross Mortgage                                Number of      Unpaid           Aggregate
                 Interest Rate                                 Mortgage      Principal          Principal
                     Range                                      Loans         Balance            Balance
 6.00% less than Gross Coupon less than or equal to  6.50%         1           65,903.63          0.11
 7.75% less than Gross Coupon less than or equal to  8.00%         2           39,600.39          0.07
 8.25% less than Gross Coupon less than or equal to  8.50%         5          344,715.05          0.59
 8.50% less than Gross Coupon less than or equal to  8.75%        32        1,813,389.01          3.12
 8.75% less than Gross Coupon less than or equal to  9.00%        66        4,219,043.58          7.25
 9.00% less than Gross Coupon less than or equal to  9.25%        49        3,139,065.80          5.39
 9.25% less than Gross Coupon less than or equal to  9.50%       112        6,216,142.52         10.68
 9.50% less than Gross Coupon less than or equal to  9.75%        58        3,052,253.89          5.25
 9.75% less than Gross Coupon less than or equal to 10.00%        92        5,481,607.03          9.42
10.00% less than Gross Coupon less than or equal to 10.25%        42        2,431,713.41          4.18
10.25% less than Gross Coupon less than or equal to 10.50%        57        3,367,449.92          5.79
10.50% less than Gross Coupon less than or equal to 10.75%        25        1,537,818.96          2.64
10.75% less than Gross Coupon less than or equal to 11.00%        58        3,145,482.69          5.41
11.00% less than Gross Coupon less than or equal to 11.25%        22        1,395,395.73          2.40
11.25% less than Gross Coupon less than or equal to 11.50%        47        2,247,089.89          3.86
11.50% less than Gross Coupon less than or equal to 11.75%        22        1,381,230.43          2.37
11.75% less than Gross Coupon less than or equal to 12.00%        62        2,987,253.78          5.13
12.00% less than Gross Coupon less than or equal to 12.25%        18          903,905.16          1.55
12.25% less than Gross Coupon less than or equal to 12.50%        42        1,862,715.83          3.20
12.50% less than Gross Coupon less than or equal to 12.75%        17          717,177.27          1.23
12.75% less than Gross Coupon less than or equal to 13.00%        38        1,423,169.17          2.45
13.00% less than Gross Coupon less than or equal to 13.25%        10          483,213.68          0.83
13.25% less than Gross Coupon less than or equal to 13.50%        22          833,258.57          1.43
13.50% less than Gross Coupon less than or equal to 13.75%        13          263,792.60          0.45
13.75% less than Gross Coupon less than or equal to 14.00%        84        1,943,653.39          3.34
14.00% less than Gross Coupon less than or equal to 14.25%        11          364,752.61          0.63
14.25% less than Gross Coupon less than or equal to 14.50%        29          630,395.10          1.08
14.50% less than Gross Coupon less than or equal to 14.75%        31        1,076,600.93          1.85
14.75% less than Gross Coupon less than or equal to 15.00%        40          941,393.20          1.62
15.00% less than Gross Coupon less than or equal to 15.25%        26          851,575.09          1.46
15.25% less than Gross Coupon less than or equal to 15.50%        30        1,024,397.25          1.76
15.50% less than Gross Coupon less than or equal to 15.75%        11          404,638.54          0.70
15.75% less than Gross Coupon less than or equal to 16.00%        32          716,336.96          1.23
16.00% less than Gross Coupon less than or equal to 16.25%         6          195,203.36          0.34
16.25% less than Gross Coupon less than or equal to 16.50%         9          265,368.27          0.46
16.50% less than Gross Coupon less than or equal to 16.75%         4           78,167.25          0.13
16.75% less than Gross Coupon less than or equal to 17.00%         8          181,586.99          0.31
17.25% less than Gross Coupon less than or equal to 17.50%         2           34,055.77          0.06
17.50% less than Gross Coupon less than or equal to 18.00%         2           21,180.22          0.04
18.00% less than Gross Coupon less than or equal to 18.50%         2           55,247.50          0.09
18.50% less than Gross Coupon less than or equal to 19.00%         1           51,548.14          0.09
----------------------------------------------------------------------------------------------------------
Total.................                                          1240      $58,188,488.56        100.00%
==========================================================================================================



                  Loan Summary Stratified by Mortgage Rate Type


                                                           Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
                       Loans               Balance            Balance

Floating Rate             42               1,885,488.05         3.24
Fixed Rate              1198              56,303,000.51        96.76
--------------------------------------------------------------------------------
Total...............    1240             $58,188,488.56       100.00%
================================================================================


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                 Loan Summary Stratified by Original Term

                                                                                              Percentage of
                                                                            Aggregate         Cut-Off Date
                                                              Number of      Unpaid            Aggregate
                                                              Mortgage      Principal           Principal
              Original Term                                    Loans         Balance             Balance
 24 less than Orig. Term less than or equal to  36               1           3,910.88            0.01%
 36 less than Orig. Term less than or equal to  48               2          16,470.96            0.03%
 48 less than Orig. Term less than or equal to  60               7         162,015.06            0.28%
 60 less than Orig. Term less than or equal to  72               8         113,305.94            0.19%
 72 less than Orig. Term less than or equal to  84              11         123,590.24            0.21%
 84 less than Orig. Term less than or equal to  96               9         136,939.90            0.24%
 96 less than Orig. Term less than or equal to 108               6          88,740.83            0.15%
108 less than Orig. Term less than or equal to 120              67       1,463,426.64            2.51%
120 less than Orig. Term less than or equal to 132              30         963,228.83            1.66%
132 less than Orig. Term less than or equal to 144              11         315,499.45            0.54%
144 less than Orig. Term less than or equal to 156               9         273,829.39            0.47%
156 less than Orig. Term less than or equal to 168              11         240,683.19            0.41%
168 less than Orig. Term less than or equal to 180             521      24,469,567.10           42.05%
180 less than Orig. Term less than or equal to 192             184       8,524,141.52           14.65%
192 less than Orig. Term less than or equal to 204               1          23,496.27            0.04%
216 less than Orig. Term less than or equal to 228               3         191,435.48            0.33%
228 less than Orig. Term less than or equal to 240             119       5,703,558.93            9.80%
240 less than Orig. Term less than or equal to 252              33       2,026,316.57            3.48%
252 less than Orig. Term less than or equal to 264               2          49,640.27            0.09%
276 less than Orig. Term less than or equal to 288               1         103,143.85            0.18%
288 less than Orig. Term less than or equal to 300               8         462,669.47            0.80%
300 less than Orig. Term less than or equal to 312               3         236,559.19            0.41%
324 less than Orig. Term less than or equal to 336               1          43,995.60            0.08%
348 less than Orig. Term less than or equal to 360             170      11,198,844.61           19.25%
360 less than Orig. Term less than or equal to 372              22       1,253,478.39            2.15%
-----------------------------------------------------------------------------------------------------------
Total...................                                     1,240     $58,188,488.56          100.00%
===========================================================================================================

                    Loan Summary Stratified by Remaining Term

                                                                                     Percentage of
                                                                   Aggregate         Cut-Off Date
                                                     Number of      Unpaid            Aggregate
                                                     Mortgage      Principal           Principal
            Remaining Term                            Loans        Balance             Balance
  1 less than Rem Term less than or equal to  12        1          1,403.06             0.00%
 12 less than Rem Term less than or equal to  24        6         24,072.48             0.04%
 24 less than Rem Term less than or equal to  36       11        123,869.74             0.21%
 36 less than Rem Term less than or equal to  48        8         68,779.26             0.12%
 48 less than Rem Term less than or equal to  60        9        150,848.60             0.26%
 60 less than Rem Term less than or equal to  72       15        223,871.05             0.38%
 72 less than Rem Term less than or equal to  84       10        188,649.54             0.32%
 84 less than Rem Term less than or equal to  96       19        443,752.26             0.76%
 96 less than Rem Term less than or equal to 108       41      1,080,814.39             1.86%
108 less than Rem Term less than or equal to 120       42      1,099,705.43             1.89%
120 less than Rem Term less than or equal to 132       13        589,912.07             1.01%
132 less than Rem Term less than or equal to 144       29      1,163,248.35             2.00%
144 less than Rem Term less than or equal to 156       61      2,482,588.77             4.27%
156 less than Rem Term less than or equal to 168      253     11,779,940.00            20.24%
168 less than Rem Term less than or equal to 180      365     17,637,893.96            30.31%
180 less than Rem Term less than or equal to 192        8        281,084.15             0.48%
192 less than Rem Term less than or equal to 204        5        273,186.60             0.47%
204 less than Rem Term less than or equal to 216       16        888,737.07             1.53%
216 less than Rem Term less than or equal to 228       40      1,808,226.07             3.11%
228 less than Rem Term less than or equal to 240       84      4,682,358.45             8.05%
264 less than Rem Term less than or equal to 276        4        294,867.99             0.51%
276 less than Rem Term less than or equal to 288        5        256,087.45             0.44%
288 less than Rem Term less than or equal to 300        9        598,685.03             1.03%
300 less than Rem Term less than or equal to 312       16      1,186,466.10             2.04%
312 less than Rem Term less than or equal to 324       12        850,535.68             1.46%
324 less than Rem Term less than or equal to 336       13        653,562.77             1.12%
336 less than Rem Term less than or equal to 348       44      2,651,154.15             4.56%
348 less than Rem Term less than or equal to 360      101      6,704,188.09            11.52%
--------------------------------------------------------------------------------------------------
Total.................                              1,240    $58,188,488.56           100.00%
==================================================================================================


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                 Loan Summary Stratified by Age of Loan

                                                                                      Percentage of
                                                                          Aggregate    Cut-Off Date
                                                       Number of           Unpaid       Aggregate
                                                        Mortgage         Principal      Principal
           Age                                             Loans          Balance        Balance
      Age  =   0                                           1         120,150.00           0.21%
  0 less than Age less than or equal to   12             669      33,354,273.01          57.32%
 12 less than Age less than or equal to   24             352      15,756,571.12          27.08%
 24 less than Age less than or equal to   36              90       4,074,512.89           7.00%
 36 less than Age less than or equal to   48              45       1,976,532.34           3.40%
 48 less than Age less than or equal to   60              35       1,704,344.58           2.93%
 60 less than Age less than or equal to   72              14         474,343.21           0.82%
 72 less than Age less than or equal to   84              21         479,610.99           0.82%
 84 less than Age less than or equal to   96              13         248,150.42           0.43%
----------------------------------------------------------------------------------------------
Total............................                      1,240     $58,188,488.56         100.00%
==============================================================================================

                   Loan Summary Stratified By Origination Year


                                                           Percentage of
                                            Aggregate      Cut-Off Date
                             Number of       Unpaid          Aggregate
  Year of                    Mortgage       Principal        Principal
Origination                    Loans         Balance          Balance

   1986                            2            39,026.00       0.07
   1987                            4            86,152.64       0.15
   1988                            4           145,677.08       0.25
   1989                            2            38,945.21       0.07
   1990                            5            81,449.56       0.14
   1991                            7            69,333.93       0.12
   1992                           26           814,119.74       1.40
   1993                           16           514,869.90       0.88
   1994                           35         1,794,167.48       3.08
   1995                           29         1,397,055.41       2.40
   1996                           71         3,642,308.45       6.26
   1997                          348        15,452,026.95      26.56
   1998                          531        24,530,890.51      42.16
   1999                          160         9,582,465.70      16.47
--------------------------------------------------------------------------------
Total.................          1240       $58,188,488.56     100.00%
================================================================================

                     Loan Summary Stratified by Amortization


                                                           Percentage of
                                          Aggregate        Cut-Off Date
                             Number of     Unpaid            Aggregate
                             Mortgage     Principal          Principal
    Amortization               Loans       Balance            Balance

Fully Amortizing                 625    26,050,401.06          44.77
Partially Amortizing             615    32,138,087.50          55.23
--------------------------------------------------------------------------------
Total..................         1240   $58,188,488.56         100.00%
================================================================================



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                    Loan Summary Stratified by Next Due Date



                                                           Percentage
                                                           of Cut-Off
                                           Aggregate          Date
     Next                    Number of      Unpaid         Aggregate
     Due                     Mortgage      Principal       Principal
     Date                      Loans        Balance         Balance

   04/01/99                      247     $11,382,358.01       19.56
   05/01/99                      864     $41,510,948.56       71.34
   06/01/99                      125      $5,121,330.41       08.80
   07/01/99                        3        $167,433.05       00.29
   08/01/99                        1          $6,418.53       00.01
--------------------------------------------------------------------------------
Total........                   1240     $58,188,488.56      100.00%
================================================================================


              Loan Summary Stratified by Original Principal Balance

                                                                                            Percentage of
                                                                             Aggregate      Cut-Off Date
             Original                                        Number of         Unpaid         Aggregate
           Mortgage Loan                                     Mortgage        Principal        Principal
         Principal Balance                                    Loans           Balance          Balance
                  Balance less than or equal to   25,000        308        4,587,102.97         7.88
 25,000 less than Balance less than or equal to   50,000        452       17,179,138.24        29.52
 50,000 less than Balance less than or equal to   75,000        338       20,002,330.37        34.38
 75,000 less than Balance less than or equal to  100,000         75        6,431,941.95        11.05
100,000 less than Balance less than or equal to  150,000         48        5,748,656.92         9.88
150,000 less than Balance less than or equal to  175,000          6          955,180.54         1.64
175,000 less than Balance less than or equal to  200,000          4          768,048.86         1.32
200,000 less than Balance less than or equal to  250,000          4          870,992.88         1.50
250,000 less than Balance less than or equal to  300,000          3          820,596.57         1.41
350,000 less than Balance less than or equal to  400,000          1          377,204.35         0.65
450,000 less than Balance less than or equal to  500,000          1          447,294.91         0.77
=========-----------------------------------------------------------------------------------------------
Total....................                                      1240      $58,188,488.56       100.00%
========================================================================================================


   Loan Summary Stratified by Unpaid Principal Balance as of the Cut-Off Date

                                                                                        Percentage of
                                                                          Aggregate      Cut-Off Date
                  Current                                   Number of       Unpaid        Aggregate
               Mortgage Loan                                Mortgage       Principal      Principal
             Principal Balance                               Loans          Balance        Balance
                     Balance less than or equal to   25,000    326         4,961,332.61       8.53
    25,000 less than Balance less than or equal to   50,000    447        17,393,176.36      29.89
    50,000 less than Balance less than or equal to   75,000    325        19,386,967.94      33.32
    75,000 less than Balance less than or equal to  100,000     78         6,719,833.35      11.55
   100,000 less than Balance less than or equal to  150,000     44         5,335,632.62       9.17
   150,000 less than Balance less than or equal to  175,000      7         1,107,408.11       1.90
   175,000 less than Balance less than or equal to  200,000      4           768,048.86       1.32
   200,000 less than Balance less than or equal to  250,000      4           870,992.88       1.50
   250,000 less than Balance less than or equal to  300,000      3           820,596.57       1.41
   350,000 less than Balance less than or equal to  400,000      1           377,204.35       0.65
   400,000 less than Balance less than or equal to  450,000      1           447,294.91       0.77
--------------------------------------------------------------------------------------------------
Total....................                                     1240       $58,188,488.56     100.00%
==================================================================================================

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                    Loan Summary Stratified by Lien Position


                                                           Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
                       Loans               Balance            Balance

1                        876              48,850,949.44        83.95
2                        364               9,337,539.12        16.05
--------------------------------------------------------------------------
Total...............    1240             $58,188,488.56       100.00%
==========================================================================


              Original Loan to Value Ratios for the Mortgage Loans

                                                                                          Percentage of
                                                                           Aggregate     Cut-Off Date
               Original                                   Number of         Unpaid         Aggregate
            Loan-To-Value                                 Mortgage         Principal       Principal
                Ratio                                      Loans            Balance         Balance
  0.00 less than LTV less than or equal to   5.00              1             3,422.10       0.01
  5.00 less than LTV less than or equal to  10.00             11            93,579.40       0.16
 10.00 less than LTV less than or equal to  15.00             36           572,805.88       0.98
 15.00 less than LTV less than or equal to  20.00            107         1,678,027.86       2.88
 20.00 less than LTV less than or equal to  25.00             39           784,742.45       1.35
 25.00 less than LTV less than or equal to  30.00             32           706,595.06       1.21
 30.00 less than LTV less than or equal to  35.00             37         1,181,595.49       2.03
 35.00 less than LTV less than or equal to  40.00             33         1,165,896.67       2.00
 40.00 less than LTV less than or equal to  45.00             33         1,182,565.84       2.03
 45.00 less than LTV less than or equal to  50.00             46         1,730,523.51       2.97
 50.00 less than LTV less than or equal to  55.00             30         1,176,179.90       2.02
 55.00 less than LTV less than or equal to  60.00             30         1,243,023.96       2.14
 60.00 less than LTV less than or equal to  65.00             33         1,428,840.93       2.46
 65.00 less than LTV less than or equal to  70.00             62         3,082,820.50       5.30
 70.00 less than LTV less than or equal to  75.00            121         6,398,009.97      11.00
 75.00 less than LTV less than or equal to  80.00            402        23,877,809.94      41.04
 80.00 less than LTV less than or equal to  85.00             81         5,049,123.01       8.68
 85.00 less than LTV less than or equal to  90.00             63         4,444,009.77       7.64
 90.00 less than LTV less than or equal to  95.00             18           853,290.63       1.47
 95.00 less than LTV less than or equal to  100.00            11           774,927.99       1.33
100.00 less than LTV less than or equal to  105.00             3            82,742.70       0.14
110.00 less than LTV less than or equal to  115.00             1            43,868.38       0.08
115.00 less than LTV less than or equal to  120.00             2           101,658.52       0.17
120.00 less than LTV less than or equal to  125.00             3           193,110.05       0.33
125.00 less than LTV less than or equal to  130.00             3           277,055.69       0.48
130.00 less than LTV less than or equal to  135.00             1             9,699.47       0.02
135.00 less than LTV less than or equal to  140.00             1            52,562.89       0.09
------------------------------------------------------------------------------------------------
Total....................                                   1240       $58,188,488.56     100.00%
================================================================================================


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

          Original Combined Loan to Value Ratios for the Mortgage Loans

                                                                                          Percentage of
                                                                            Aggregate     Cut-Off Date
                 Combined                                   Number of        Unpaid        Aggregate
               Loan-To-Value                                 Mortgage       Principal      Principal
                  Ratio                                        Loans         Balance        Balance
 10.000 less than Comb LTV less than or equal to   15.000        3           102,697.60       0.18
 15.000 less than Comb LTV less than or equal to   20.000        1            13,168.92       0.02
 20.000 less than Comb LTV less than or equal to   25.000        2            25,290.19       0.04
 25.000 less than Comb LTV less than or equal to   30.000        5            47,131.50       0.08
 30.000 less than Comb LTV less than or equal to   35.000        4            76,862.71       0.13
 35.000 less than Comb LTV less than or equal to   40.000        5           150,281.12       0.26
 40.000 less than Comb LTV less than or equal to   45.000        5           108,240.84       0.19
 45.000 less than Comb LTV less than or equal to   50.000       16           566,689.86       0.97
 50.000 less than Comb LTV less than or equal to   55.000        7           244,128.15       0.42
 55.000 less than Comb LTV less than or equal to   60.000       21           823,964.87       1.42
 60.000 less than Comb LTV less than or equal to   65.000       25           996,359.97       1.71
 65.000 less than Comb LTV less than or equal to   70.000       50         2,377,226.14       4.09
 70.000 less than Comb LTV less than or equal to   75.000       67         3,217,483.72       5.53
 75.000 less than Comb LTV less than or equal to   80.000      158         8,386,310.78      14.41
 80.000 less than Comb LTV less than or equal to   85.000       72         3,858,103.39       6.63
 85.000 less than Comb LTV less than or equal to   90.000       92         4,621,809.27       7.94
 90.000 less than Comb LTV less than or equal to   95.000       77         3,440,072.11       5.91
 95.000 less than Comb LTV less than or equal to  100.000      414        18,936,646.73      32.54
100.000 less than Comb LTV less than or equal to  105.000       25         1,263,517.47       2.17
105.000 less than Comb LTV less than or equal to  110.000       15           591,052.07       1.02
110.000 less than Comb LTV less than or equal to  115.000       16           531,059.33       0.91
115.000 less than Comb LTV less than or equal to  120.000       27         1,417,798.05       2.44
120.000 less than Comb LTV less than or equal to  125.000      122         5,718,798.57       9.83
125.000 less than Comb LTV less than or equal to  130.000        5           389,545.53       0.67
130.000 less than Comb LTV less than or equal to  135.000        1             9,699.47       0.02
135.000 less than Comb LTV less than or equal to  140.000        2           175,605.21       0.30
140.000 less than Comb LTV less than or equal to  145.000        2            91,652.23       0.16
170.000 less than Comb LTV less than or equal to  180.000        1             7,292.76       0.01
--------------------------------------------------------------------------------------------------
Total.....................                                    1240       $58,188,488.56     100.00%
==================================================================================================
(*) For 393 of the 1st lien loans the combined LTV reflects a silent 2nd lien loan not included in the pool


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

              Geographical Distribution of the Mortgaged Properties


                                                           Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
     State             Loans               Balance            Balance

Arizona                    1                  38,365.22         0.07
Arkansas                   4                 154,061.82         0.26
Colorado                   4                 215,507.47         0.37
Delaware                   1                  78,066.49         0.13
Dist of Col                1                 128,884.65         0.22
Florida                   52               2,556,259.62         4.39
Georgia                   43               1,503,515.04         2.58
Idaho                      2                  62,363.89         0.11
Illinois                  19                 942,692.38         1.62
Indiana                   20                 826,897.60         1.42
Iowa                      10                 352,945.77         0.61
Kansas                    17                 617,132.73         1.06
Kentucky                  26                 495,685.92         0.85
Louisiana                 31               1,596,876.54         2.74
Maine                      2                  56,658.69         0.10
Maryland                  12                 693,756.45         1.19
Massachusetts              2                  52,345.77         0.09
Michigan                  29               1,176,338.16         2.02
Minnesota                  1                  31,114.82         0.05
Mississippi               28               1,112,399.12         1.91
Missouri                  22                 918,882.93         1.58
Montana                    5                 138,509.85         0.24
Nebraska                   4                 121,045.66         0.21
New Hampshire              1                 108,729.93         0.19
New Jersey                 2                 230,976.57         0.40
New Mexico                 7                 333,679.30         0.57
North Carolina            92               4,619,777.31         7.94
Ohio                       7                 233,908.19         0.40
Oklahoma                   6                 215,040.00         0.37
Oregon                     2                  29,367.75         0.05
Pennsylvania              16                 709,788.74         1.22
South Carolina           633              31,547,124.85        54.22
South Dakota               1                  56,052.49         0.10
Tennessee                 39               2,001,381.58         3.44
Texas                     45               1,961,627.12         3.37
Utah                       1                  23,755.00         0.04
Virginia                  32               1,477,397.04         2.54
Washington                 2                  75,104.11         0.13
West Virgina              17                 636,598.66         1.09
Wyoming                    1                  57,873.33         0.10
--------------------------------------------------------------------------
Total...............    1240             $58,188,488.56       100.00%
==========================================================================


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                     Loan Summary Stratified by Loan Purpose


                                                           Percentage of
                                          Aggregate        Cut-Off Date
                             Number of     Unpaid            Aggregate
                             Mortgage     Principal          Principal
                               Loans       Balance            Balance

Bond For Title                    12       313,851.23           0.54
Purch Money Mtg (No Cash Out)    112     5,300,385.71           9.11
Purch Money Mtg (Cash Out)        41     2,096,615.38           3.60
Converted Construction to Perm    24     1,950,886.50           3.35
Refi of Terms (No Cash Out)      145     7,714,829.81          13.26
Refi of Terms (Cash Out)         328    16,257,213.12          27.94
Debt Con Mtg (No Cash Out)        94     4,734,455.98           8.14
Debt Con Mtg (Cash Out)          210     7,470,566.03          12.84
Home Improvement (No Cash Out)    91     3,911,273.47           6.72
Home Improvement (Cash Out)       61     2,162,666.34           3.72
Home Improv w/Escrow(No Cash Out) 19       880,414.06           1.51
Home Improv w/Escrow(Cash Out)    16       849,409.22           1.46
Multi-Purpose Refi (No Cash Out)  31     1,465,399.20           2.52
Multi-Purpose Refi (Cash Out)     51     2,796,600.49           4.81
Purchase w/Escrow(No Cash Out)     1        58,822.26           0.10
Lease Purch (No Cash Out)          3       173,663.77           0.30
Lease Purch (Cash Out)             1        51,435.99           0.09
--------------------------------------------------------------------------
Total..................         1240  $ 58,188,488.56         100.00%
==========================================================================

                    Loan Summary Stratified by Property Type


                                                           Percentage of
                                            Aggregate      Cut-Off Date
                             Number of       Unpaid          Aggregate
                             Mortgage       Principal        Principal
         Property              Loans         Balance          Balance

Investor Rental Property          35         1,913,097.11       3.29
Mobile/Manufactured Homes        268        12,138,753.95      20.86
Mobile/Manufactured over 5 Acres  21         1,172,992.36       2.02
Primary Financing Only(*)        108         3,470,546.39       5.96
Raw Land                           1             7,487.86       0.01
Residential Property             799        38,838,185.56      66.75
Residential Property over 5 Acres  8           647,425.33       1.11
--------------------------------------------------------------------------
Total...............            1240       $58,188,488.56     100.00%
==========================================================================
(*) Equivalent to Single Family



                   Loan Summary Stratified by Owner Occupancy


                                                           Percentage of
                                        Aggregate          Cut-Off Date
                          Number of      Unpaid              Aggregate
                          Mortgage      Principal            Principal
                            Loans        Balance              Balance

Owner Occ.                   1197       55,892,060.61          96.05
Non Owner Occ.                 43        2,296,427.95           3.95
--------------------------------------------------------------------------
Total..................      1240      $58,188,488.56         100.00%
==========================================================================


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                  Loan Summary Stratified by Origination Method


                             Number of        Total
             Origination     Mortgage        Current       Percentage of
               Method          Loans         Balance           Pool

      Allied                     7             281,856.62       0.48
      Appletree                  6             181,930.85       0.31
      Capital City               5             232,733.24       0.40
      Central Credit           222           9,339,184.27      16.05
      Consumer                   1               5,023.58       0.01
      Direct                     8             402,456.41       0.69
      FGHE                       1              41,654.55       0.07
      Greenville HomeGold      192           9,443,041.95      16.23
      Houston HomeGold          20             686,304.73       1.18
      Indiana HomeGold         111           4,178,039.90       7.18
      Mortgage Grp               5             122,883.93       0.21
      Phoenix HomeGold          94           3,636,548.53       6.25
      Resource                  19           1,002,229.88       1.72
      Sterling Lending          64           2,696,540.75       4.63
      Wholesale                485          25,938,059.37      44.58
 -----------------------------------------------------------------------------
      Total..........         1240         $58,188,488.56     100.00%
 =============================================================================

                           Risk Categories for Mortgage Loans


                                                           Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
                       Loans               Balance            Balance

A                        227               7,356,163.36        12.64
A-                       399              20,859,342.71        35.85
AA                       211              12,501,777.48        21.48
B                        181               8,322,124.13        14.30
C                        193               8,127,691.05        13.97
D                         29               1,021,389.83         1.76
--------------------------------------------------------------------------
Total...............    1240             $58,188,488.56       100.00%
==========================================================================

                Loan Summary Stratified by Debt to Income Ratios

                                                                                         Percentage of
                                                                          Aggregate      Cut-Off Date
              Original                                     Number of       Unpaid          Aggregate
          Debt to Income                                   Mortgage       Principal        Principal
               Ratio                                        Loans         Balance          Balance
 5.00 less than DTI less than or equal to  10.00               5           132,231.36       0.23
10.00 less than DTI less than or equal to  15.00              24           602,657.33       1.04
15.00 less than DTI less than or equal to  20.00              59         1,997,753.76       3.43
20.00 less than DTI less than or equal to  25.00              85         3,559,538.51       6.12
25.00 less than DTI less than or equal to  30.00             122         4,923,412.52       8.46
30.00 less than DTI less than or equal to  35.00             161         7,580,489.33      13.03
35.00 less than DTI less than or equal to  40.00             196         9,354,094.10      16.08
40.00 less than DTI less than or equal to  45.00             307        14,716,365.24      25.29
45.00 less than DTI less than or equal to  50.00             227        12,664,714.90      21.76
50.00 less than DTI less than or equal to  55.00              40         2,133,520.48       3.67
55.00 less than DTI less than or equal to  60.00               3            73,261.15       0.13
60.00 less than DTI less than or equal to  65.00               4           184,878.41       0.32
65.00 less than DTI less than or equal to  70.00               4           134,593.72       0.23
70.00 less than DTI less than or equal to  75.00               1            19,256.00       0.03
85.00 less than DTI less than or equal to  90.00               1            22,836.12       0.04
90.00 less than DTI less than or equal to  95.00               1            88,885.63       0.15
------------------------------------------------------------------------------------------------
Total....................                                   1240       $58,188,488.56     100.00%
================================================================================================

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                      Loan Summary Stratified by FICO Score

                                                                                          Percentage of
                                                                            Aggregate      Cut-Off Date
                                                                             Unpaid         Aggregate
                                                              Number of     Principal       Principal
                                                                Loans        Balance         Balance
               FICO less than 600                                421        19,107,041.76      32.84
600 less than or equal to  FICO less than 620                    117         5,592,495.31       9.61
620 less than or equal to  FICO less than 640                    144         7,653,183.97      13.15
640 less than or equal to  FICO less than 660                    143         7,049,098.48      12.11
660 less than or equal to  FICO less than 680                     85         4,305,689.80       7.40
680 less than or equal to  FICO less than 700                     45         1,996,325.47       3.43
700 less than or equal to  FICO less than 720                     31         1,609,005.22       2.77
720 less than or equal to  FICO less than 740                     15           614,661.22       1.06
740 less than or equal to  FICO less than 760                     12           554,610.87       0.95
760 less than or equal to  FICO less than 780                      6           241,906.49       0.42
780 less than or equal to  FICO less than 800                      1            43,156.12       0.07
            NO FICO STATED                                       220         9,421,313.85      16.19
----------------------------------------------------------------------------------------------------
Total....................                                       1240       $58,188,488.56     100.00%
====================================================================================================


--------------------------------------------------------------------------------

                      ADJUSTABLE RATE LOAN STRATIFICATIONS



             Adjustable Rate Loan Summary Stratified by Gross Margin

                                                                                         Percentage of
                                                                             Aggregate    Cut-Off Date
                                                                 Number of     Unpaid      Aggregate
                    Gross                                        Mortgage    Principal     Principal
                   Margin                                         Loans       Balance      Balance
 0.000 less than Gross Margin less than or equal to   1.00          1        65,903.63      3.50
 3.000 less than Gross Margin less than or equal to   4.00          4       141,293.62      7.49
 4.000 less than Gross Margin less than or equal to   5.00          7       226,149.08     11.99
 5.000 less than Gross Margin less than or equal to   6.00          8       459,586.42     24.37
 6.000 less than Gross Margin less than or equal to   7.00         11       517,525.44     27.45
 7.000 less than Gross Margin less than or equal to   8.00          9       334,742.19     17.75
 8.000 less than Gross Margin less than or equal to   9.00          2       140,287.67      7.44
------------------------------------------------------------------------------------------------
Total.................                                             42    $1,885,488.05    100.00%
================================================================================================

                 Adjustable Loan Summary Stratified by Life Cap

                                                                                            Percentage of
                                                                             Aggregate       Cut-Off Date
                                                                Number of      Unpaid          Aggregate
                    Gross                                       Mortgage      Principal        Principal
                  Life Cap                                       Loans        Balance           Balance
 9.500 less than Life Cap less than or equal to  10.000             1         65,903.63          3.50
17.000 less than Life Cap less than or equal to  17.500            30      1,334,556.11         70.78
17.500 less than Life Cap less than or equal to  18.000            11        485,028.31         25.72
-----------------------------------------------------------------------------------------------------
Total.................                                             42     $1,885,488.05        100.00%
=====================================================================================================


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

              Adjustable Rate Loan Summary Stratified by Life Floor

                                                                                             Percentage of
                                                                            Aggregate         Cut-Off Date
                                                               Number of    Unpaid             Aggregate
                    Gross                                      Mortgage     Principal           Principal
                 Life Floor                                      Loans      Balance             Balance
 0.000 less than Life Floor less than or equal to   1.000           1         65,903.63          3.50
10.000 less than Life Floor less than or equal to  10.500           2         60,406.22          3.20
10.500 less than Life Floor less than or equal to  11.000           8        396,213.31         21.01
11.000 less than Life Floor less than or equal to  11.500           5        152,260.29          8.08
11.500 less than Life Floor less than or equal to  12.000          15        734,136.29         38.94
12.000 less than Life Floor less than or equal to  12.500           5        186,792.77          9.91
12.500 less than Life Floor less than or equal to  13.000           2        105,746.24          5.61
13.000 less than Life Floor less than or equal to  13.500           3        149,032.96          7.90
13.500 less than Life Floor less than or equal to  14.000           1         34,996.34          1.86
-----------------------------------------------------------------------------------------------------
Total.................                                             42     $1,885,488.05        100.00%
=====================================================================================================


    Adjustable Rate Loan Summary Stratified by Interest Adjustment Frequency


                                                           Percentage of
                                          Aggregate        Cut-Off Date
 Interest               Number of          Unpaid            Aggregate
Adjustment              Mortgage          Principal          Principal
Frequency                 Loans            Balance            Balance

   1 Month                    2             35,999.25           1.91
  36 Months                  40          1,849,488.80          98.09
--------------------------------------------------------------------------
Total.................       42         $1,885,488.05         100.00%
==========================================================================

        Adjustable Rate Loan Summary Stratified by Next Rate Change Date


                                   Percentage
                                   of Cut-Off
                        Aggregate     Date
     Next   Number of    Unpaid    Aggregate
     Roll   Mortgage    Principal  Principal
     Date     Loans      Balance    Balance

   04/01/00       1       $59,440.64  03.15
   05/01/00       3      $256,566.89  13.61
   07/01/00       1       $75,304.49  03.99
   08/01/00       3      $112,681.23  05.98
   09/01/00       4      $164,662.01  08.73
   10/01/00       2       $52,190.56  02.77
   11/01/00       6      $280,079.25  14.85
   12/01/00       4      $158,390.23  08.40
   01/01/01       5      $135,367.59  07.18
   02/01/01       1       $94,224.25  05.00
   04/01/01       1       $65,903.63  03.50
   07/01/01       1       $29,355.91  01.56
   08/01/01       1       $23,976.54  01.27
   10/01/01       1       $13,324.48  00.71
   01/01/02       1       $23,644.17  01.25
   03/01/02       1      $138,229.13  07.33
   04/01/02       1       $88,885.63  04.71
   05/01/99       2       $35,999.25  01.91
   08/01/99       1       $51,859.07  02.75
   11/01/99       1       $16,855.95  00.89
   12/01/99       1        $8,547.15  00.45
--------------------------------------------------------
Total........    42    $1,885,488.05 100.00%
========================================================

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                         *** PRELIMINARY INFORMATION ***


                     HOMEGOLD HOME EQUITY LOAN TRUST 1999-1
               Home Equity Loan Pass-Through Notes, Series 1999-1
                                  Class A Notes


                  $[18,418,000] Class A1 Fixed-Rate Notes - [ ]%
                  $[35,546,000] Class A2 Fixed-Rate Notes - [ ]%

The information herein has been provided solely by Prudential Securities Incorporated ("PSI") based on information with respect to the mortgage loans provided by HomeGold Financial Inc. and its affiliates ("HOMEGOLD"). Neither PSI nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect PSI's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PSI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PSI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PSI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consumated without the purchaser first having received a prospectus and, if required, prospectus supplement. Finally, PSI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and PSI strongly urges you to seek advice from your counsel, accountant and tax advisor.

                         *** PRELIMINARY INFORMATION ***


                     HOMEGOLD HOME EQUITY LOAN TRUST 1999-1
               Home Equity Loan Pass-Through Notes, Series 1999-1
                                  Class A Notes
--------------------------------------------------------------------------------

                                  CLASS A NOTES


                  Class A1             Class A2
                  Fixed-Rate          Fixed-Rate
                  Pass-Through        Pass-Through
                  ----------          ----------
Approximate
Face Amount:      $[18,418,000]       $[35,546,000]

Avg Life
to Call:           [2.5]yrs            [2.6]yrs

Avg Life
to Mat:            [2.8 ]yrs           [2.9 ]yrs

Coupon:            [TBD]%              [TBD]%

Price:             [TBD]               [TBD]

Yield (CBE):       [TBD]%              [TBD]%

Spread:            [TBD]%              [TBD]%

Pricing Spd:       [24]% HEP           [24]% HEP

Settlement:        [5/26/99]           [5/26/99]

1st Payment
(years):           [0.053]yrs          [0.053]yrs

Exp. Mat
to Call
(years):           [6.9]yrs            [7.1]yrs

Exp. Mat:
to Call:           [4/15/06]           [7/15/06]

Exp. Mat
to Mat
years:             [14.0]              [15.3]

Exp. Mat
to Mat:            [5/15/13]           [9/15/14]

Final Mat:         [TBD]               [TBD]

Day Count:         30/360              30/360

Pymt Delay:        [14] days           [14] days

Dated Date:        [5/01/99]           [5/01/99]

Pymt Terms:        Monthly             Monthly

1st Pymt Date:     [6/15/99]           [6/15/99]

* If the 10% Clean-up Call is not exercised, the coupon on the Class A1 and A2 bonds shall become [ ]% + 0.50%.



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                         *** PRELIMINARY INFORMATION ***

                     HOMEGOLD HOME EQUITY LOAN TRUST 1999-1
               Home Equity Loan Pass-Through Notes, Series 1999-1
                                  Class A Notes


Title of Securities:       HomeGold Home Equity Loan Trust 1999-1,
                           Home Equity Loan Pass-Through Notes, Series 1999-1

Originator/
Servicer:                  HomeGold Inc.

Parent:                    HomeGold Financial, Inc. ("HomeGold").

Seller:                    Emergent Mortgage Holdings Corporation.

Depositor:                 Prudential Securities Secured Financing Corp.

Servicer Fee:              50 bps per annum.

Trustee:                   First Union National Bank.

Aggregate
Certificate Balance:       Class A1:  [$18,418,000]
                           Class A2:  [$35,546,000]

Pricing Date:              [May [18], 1999]

Settlement Date:           [May [26], 1999]

Distribution Date:         The 15th day of each month (or, if such date is not a
                           business day, the next succeeding business day) commencing [June 15], 1999.

Record Date:               The last day of the calendar month immediately
                           preceding the related Distribution Date.

Interest Accrual:          The calendar month preceding the related Distribution
                           Date, based on a 30/360 day count.

Form of Certificates:      Book-entry only through the same-day funds facilities
                           of DTC, Euroclear and CEDEL.

Denominations:             Minimum denominations of $1,000 and integral
                           multiples of $1,000 in excess thereof.

Prepayment
Assumption:                For the Class A Certificates, [24]% HEP [2.4]% CPR
                           in month 1 with monthly incremental increases of [2.4]% CPR until the speed reaches [24]% CPR in month 10 based on loan seasoning.)

Credit Enhancement:        A combination of:
                            - Excess monthly cash flow
                            - Overcollateralization
                            - 100% wrap from FSA guaranteeing timely interest
                           and ultimate principal.

Mortgage Loans:            $[59,629,881]


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                         *** PRELIMINARY INFORMATION ***

                     HOMEGOLD HOME EQUITY LOAN TRUST 1999-1
               Home Equity Loan Pass-Through Notes, Series 1999-1
                                  Class A Notes

Certificate Insurer:       Financial Security Assurance Inc. ("FSA"). FSA's
                           claims-paying ability is rated Aaa/AAA by Moody's
                           Investors Service and ("Moody's) and Standard &
                           Poor's ("S&P"), respectively.

Certificate Ratings:       The Class A Notes will be rated Aaa by Moody's and
                           AAA by S&P.

Compensating
Interest:                  The Servicer will be obligated to offset any
                           Prepayment Interest Shortfall on any Distribution
                           Date to the extent of the Servicing Fee for such Distribution Date.

Origination
Channels:                  Approximately [34.61%] direct ("Retail Mortgage
                           Loans") Approximately [65.39%] wholesale ("Wholesale
                           Mortgage Loans")

Piggy Back
Mortgage Loans:            While [84.09]% of the Mortgage Loans are secured by
                           first liens on the related Mortgaged Properties, approximately [49.57]% of the Mortgaged Properties with respect to these Mortgage Loans are also encumbered by second liens originated or acquired by the Originator (the "Piggy Back Mortage Loans"). The weighted-average Loan-to-Value Ratio of these
                           Mortgage Loans is approximately [78.90]%. The weighted-average combined Loan-to-Value Ratio of these Mortgage Loans (when considering the additional liens on the Piggy Back Mortgage Loans) is approximately [100.65]%.

10% Clean-up Call:         The Holder of the Equity Certificate has the option
                           to exercise a call at par plus accrued interest when the outstanding Bond Balance equals 10% or less of the original Bond Balance.

Coupon Step up:            If the 10% Clean-up Call is not exercised, the coupon
                           on the Class A Notes shall increase by [50]bps.

ERISA Consideration:       The Class A Notes will be ERISA eligible. However,
                           investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of the Plan's acquisition and ownership of such Notes.

SMMEA Considerations:      The Class A Notes will not be SMMEA eligible.

Taxation:                  Owner Trust.

Prospectus:                The Certificates are being offered pursuant to a
                           Prospectus which includes a Prospectus Supplement
                           (together, the "Prospectus"). Complete information with respect to the Certificates and the Collateral is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consumated unless the purchaser has received the Prospectus.

Further Information:       Trading:  Greg Richter or Rob Karr at (212) 778-2741,
                           Banking:  Mary Alice Kohs (212) 778-1492,
                                     John Kim (212) 778-1833 or
                                     Kenny Rosenberg (212) 778-2440,
                           FSG:      John Mawe (212) 778-1166,
                                     Martha Slater (212) 778-8261 or
                                     Matt DeAngelis (212) 778-2458.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

Deal ID/CUSIP HG991                               Coupon                     N/A
Class         A1     CUR PVT                      Accr  0.45937 1st Pmt 06/15/99
Collateral    (Real)                              Factor             on   /  /
N/GWAC (Orig)       /                             CMT-3YW               5.21000
WAM    (Orig)                                     Mat N/A        Settle 05/26/99
CenterPrice   100-00  Inc   0.500             Table Yield        Roll@


                          ******** TO 10% CALL ********

          HEP 16.00 HEP 20.00 HEP 22.00 HEP 24.00 HEP 26.00 HEP 30.00 HEP 35.00
   Price
   -----  --------- --------- --------- --------- --------- --------- ---------
   99-22+    6.720     6.723     6.724     6.725     6.727     6.730     6.734
   99-23     6.715     6.716     6.717     6.718     6.719     6.720     6.723
   99-23+    6.710     6.710     6.710     6.711     6.711     6.711     6.712
   99-24     6.704     6.704     6.704     6.703     6.703     6.702     6.702
   99-24+    6.699     6.698     6.697     6.696     6.695     6.693     6.691
   99-25     6.694     6.691     6.690     6.689     6.687     6.684     6.680
   99-25+    6.688     6.685     6.683     6.681     6.680     6.675     6.670
   99-26     6.683     6.679     6.677     6.674     6.672     6.666     6.659
   99-26+    6.678     6.673     6.670     6.667     6.664     6.657     6.648
   99-27     6.673     6.666     6.663     6.660     6.656     6.648     6.638
   99-27+    6.667     6.660     6.656     6.652     6.648     6.639     6.627
   99-28     6.662     6.654     6.650     6.645     6.640     6.630     6.616
   99-28+    6.657     6.648     6.643     6.638     6.633     6.621     6.606
   99-29     6.651     6.641     6.636     6.631     6.625     6.612     6.595
   99-29+    6.646     6.635     6.629     6.623     6.617     6.603     6.584
   99-30     6.641     6.629     6.623     6.616     6.609     6.595     6.574
   99-30+    6.636     6.623     6.616     6.609     6.601     6.586     6.563
   99-31     6.630     6.617     6.609     6.602     6.593     6.577     6.553
   99-31+    6.625     6.610     6.602     6.594     6.586     6.568     6.542
  100-00     6.620     6.604     6.596     6.587     6.578     6.559     6.531
  100-00+    6.615     6.598     6.589     6.580     6.570     6.550     6.521
  100-01     6.609     6.592     6.582     6.573     6.562     6.541     6.510
  100-01+    6.604     6.585     6.576     6.565     6.554     6.532     6.500
  100-02     6.599     6.579     6.569     6.558     6.547     6.523     6.489
  100-02+    6.594     6.573     6.562     6.551     6.539     6.514     6.478
  100-03     6.588     6.567     6.555     6.544     6.531     6.505     6.468
  100-03+    6.583     6.561     6.549     6.537     6.523     6.496     6.457
  100-04     6.578     6.554     6.542     6.529     6.516     6.487     6.447
  100-04+    6.573     6.548     6.535     6.522     6.508     6.478     6.436
  100-05     6.567     6.542     6.529     6.515     6.500     6.469     6.425
  100-05+    6.562     6.536     6.522     6.508     6.492     6.460     6.415
  100-06     6.557     6.530     6.515     6.500     6.484     6.451     6.404
  100-06+    6.552     6.523     6.509     6.493     6.477     6.442     6.394
  100-07     6.546     6.517     6.502     6.486     6.469     6.433     6.383
  100-07+    6.541     6.511     6.495     6.479     6.461     6.424     6.373
  100-08     6.536     6.505     6.488     6.472     6.453     6.416     6.362
  100-08+    6.531     6.499     6.482     6.464     6.446     6.407     6.351
  100-09     6.525     6.492     6.475     6.457     6.438     6.398     6.341
  100-09+    6.520     6.486     6.468     6.450     6.430     6.389     6.330

Avg. Life    3.701     3.036     2.772     2.544     2.335     1.996     1.657
Mod. Dur.    2.955     2.502     2.314     2.148     1.994     1.735     1.466
1st  Pmt.    0.053     0.053     0.053     0.053     0.053     0.053     0.053
Last Pmt.    9.719     8.136     7.469     6.886     6.303     5.469     4.636



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

Deal ID/CUSIP HG991                               Coupon                     N/A
Class         A2     CUR PVT                      Accr  0.45938 1st Pmt 06/15/99
Collateral    (Real)                              Factor             on   /  /
N/GWAC (Orig)       /                             CMT-3YW               5.21000
WAM    (Orig)                                     Mat N/A        Settle 05/26/99
CenterPrice   100-00  Inc   0.500             Table Yield        Roll@


                          ******** TO 10% CALL ********

          HEP 16.00 HEP 20.00 HEP 22.00 HEP 24.00 HEP 26.00 HEP 30.00 HEP 35.00
   Price
   -----  --------- --------- --------- --------- --------- --------- ---------
   99-22+    6.719     6.722     6.723     6.725     6.726     6.729     6.733
   99-23     6.714     6.716     6.717     6.718     6.718     6.720     6.723
   99-23+    6.709     6.710     6.710     6.710     6.711     6.711     6.712
   99-24     6.704     6.704     6.704     6.703     6.703     6.703     6.702
   99-24+    6.699     6.698     6.697     6.696     6.696     6.694     6.691
   99-25     6.694     6.692     6.691     6.689     6.688     6.685     6.681
   99-25+    6.689     6.686     6.684     6.682     6.680     6.676     6.671
   99-26     6.684     6.680     6.678     6.675     6.673     6.668     6.660
   99-26+    6.679     6.674     6.671     6.668     6.665     6.659     6.650
   99-27     6.674     6.668     6.665     6.661     6.658     6.650     6.639
   99-27+    6.669     6.662     6.658     6.654     6.650     6.641     6.629
   99-28     6.664     6.656     6.652     6.647     6.642     6.632     6.618
   99-28+    6.659     6.650     6.645     6.640     6.635     6.624     6.608
   99-29     6.654     6.644     6.639     6.633     6.627     6.615     6.598
   99-29+    6.649     6.638     6.632     6.626     6.620     6.606     6.587
   99-30     6.644     6.632     6.626     6.619     6.612     6.598     6.577
   99-30+    6.639     6.626     6.619     6.612     6.604     6.589     6.567
   99-31     6.634     6.620     6.613     6.605     6.597     6.580     6.556
   99-31+    6.629     6.614     6.606     6.598     6.589     6.571     6.546
  100-00     6.624     6.608     6.600     6.591     6.582     6.563     6.535
  100-00+    6.619     6.602     6.593     6.584     6.574     6.554     6.525
  100-01     6.614     6.596     6.587     6.577     6.567     6.545     6.515
  100-01+    6.609     6.590     6.580     6.570     6.559     6.536     6.504
  100-02     6.604     6.584     6.574     6.563     6.552     6.528     6.494
  100-02+    6.599     6.578     6.567     6.556     6.544     6.519     6.484
  100-03     6.594     6.572     6.561     6.549     6.536     6.510     6.473
  100-03+    6.589     6.566     6.554     6.542     6.529     6.502     6.463
  100-04     6.584     6.560     6.548     6.535     6.521     6.493     6.453
  100-04+    6.579     6.554     6.542     6.528     6.514     6.484     6.442
  100-05     6.574     6.548     6.535     6.521     6.506     6.475     6.432
  100-05+    6.569     6.543     6.529     6.514     6.499     6.467     6.422
  100-06     6.564     6.537     6.522     6.507     6.491     6.458     6.411
  100-06+    6.560     6.531     6.516     6.500     6.484     6.449     6.401
  100-07     6.555     6.525     6.509     6.493     6.476     6.441     6.391
  100-07+    6.550     6.519     6.503     6.486     6.469     6.432     6.380
  100-08     6.545     6.513     6.496     6.479     6.461     6.423     6.370
  100-08+    6.540     6.507     6.490     6.472     6.453     6.415     6.360
  100-09     6.535     6.501     6.483     6.465     6.446     6.406     6.349
  100-09+    6.530     6.495     6.477     6.458     6.438     6.397     6.339

Avg. Life    3.962     3.189     2.897     2.637     2.418     2.057     1.699
Mod. Dur.    3.114     2.604     2.401     2.216     2.056     1.782     1.500
1st  Pmt.    0.053     0.053     0.053     0.053     0.053     0.053     0.053
Last Pmt. 01/15/10  01/15/08  04/15/07  07/15/06  12/15/05  01/15/05  02/15/04



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

Deal ID/CUSIP HG991                               Coupon                     N/A
Class         A1     CUR PVT                      Accr  0.45937 1st Pmt 06/15/99
Collateral    (Real)                              Factor             on   /  /
N/GWAC (Orig)       /                             CMT-3YW               5.21000
WAM    (Orig)                                     Mat N/A        Settle 05/26/99
CenterPrice   100-00  Inc   4.000             Table Yield        Roll@


                         ********* TO MATURITY ********

          HEP 16.00 HEP 20.00 HEP 22.00 HEP 24.00 HEP 26.00 HEP 30.00 HEP 35.00
   Price
   -----  --------- --------- --------- --------- --------- --------- ---------
   97-20     7.431     7.555     7.620     7.686     7.757     7.905     8.115
   97-24     7.389     7.506     7.566     7.629     7.695     7.835     8.032
   97-28     7.346     7.456     7.513     7.572     7.634     7.765     7.950
   98-00     7.304     7.407     7.460     7.515     7.573     7.695     7.867
   98-04     7.262     7.357     7.407     7.458     7.512     7.626     7.785
   98-08     7.220     7.308     7.354     7.402     7.452     7.556     7.703
   98-12     7.178     7.259     7.302     7.345     7.391     7.487     7.622
   98-16     7.136     7.211     7.249     7.289     7.331     7.418     7.541
   98-20     7.094     7.162     7.197     7.233     7.271     7.349     7.460
   98-24     7.053     7.113     7.145     7.177     7.211     7.281     7.379
   98-28     7.011     7.065     7.093     7.121     7.151     7.213     7.298
   99-00     6.970     7.017     7.041     7.065     7.091     7.144     7.218
   99-04     6.928     6.969     6.989     7.010     7.032     7.076     7.138
   99-08     6.887     6.921     6.937     6.954     6.973     7.009     7.058
   99-12     6.846     6.873     6.886     6.899     6.914     6.941     6.979
   99-16     6.805     6.825     6.835     6.844     6.855     6.874     6.900
   99-20     6.764     6.777     6.784     6.789     6.796     6.807     6.820
   99-24     6.723     6.730     6.733     6.735     6.737     6.740     6.742
   99-28     6.683     6.683     6.682     6.680     6.679     6.673     6.663
  100-00     6.642     6.635     6.631     6.626     6.621     6.606     6.585
  100-04     6.602     6.588     6.580     6.571     6.563     6.540     6.507
  100-08     6.561     6.541     6.530     6.517     6.505     6.474     6.429
  100-12     6.521     6.494     6.480     6.463     6.447     6.408     6.351
  100-16     6.481     6.448     6.429     6.410     6.389     6.342     6.274
  100-20     6.441     6.401     6.379     6.356     6.332     6.276     6.197
  100-24     6.401     6.355     6.329     6.303     6.275     6.211     6.120
  100-28     6.361     6.308     6.280     6.249     6.218     6.146     6.043
  101-00     6.322     6.262     6.230     6.196     6.161     6.081     5.966
  101-04     6.282     6.216     6.181     6.143     6.104     6.016     5.890
  101-08     6.242     6.170     6.131     6.090     6.047     5.951     5.814
  101-12     6.203     6.124     6.082     6.037     5.991     5.887     5.738
  101-16     6.164     6.079     6.033     5.985     5.935     5.822     5.663
  101-20     6.124     6.033     5.984     5.932     5.878     5.758     5.587
  101-24     6.085     5.988     5.935     5.880     5.822     5.694     5.512
  101-28     6.046     5.942     5.887     5.828     5.767     5.631     5.437
  102-00     6.007     5.897     5.838     5.776     5.711     5.567     5.363
  102-04     5.969     5.852     5.790     5.724     5.655     5.504     5.288
  102-08     5.930     5.807     5.741     5.672     5.600     5.440     5.214
  102-12     5.891     5.762     5.693     5.621     5.545     5.377     5.140

Avg. Life    3.950     3.303     3.038     2.801     2.587     2.219     1.847
Mod. Dur.    3.072     2.639     2.456     2.291     2.139     1.872     1.591
1st  Pmt.    0.053     0.053     0.053     0.053     0.053     0.053     0.053
Last Pmt.   14.886    14.386    14.053    13.969    13.969    12.719    11.053



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

Deal ID/CUSIP HG991                               Coupon                     N/A
Class         A2     CUR PVT                      Accr  0.45938 1st Pmt 06/15/99
Collateral    (Real)                              Factor             on   /  /
N/GWAC (Orig)       /                             CMT-3YW               5.21000
WAM    (Orig)                                     Mat N/A        Settle 05/26/99
CenterPrice   100-00  Inc   4.000             Table Yield        Roll@


                         ********* TO MATURITY ********

          HEP 16.00 HEP 20.00 HEP 22.00 HEP 24.00 HEP 26.00 HEP 30.00 HEP 35.00
   Price
   -----  --------- --------- --------- --------- --------- --------- ---------
   97-20     7.395     7.522     7.587     7.655     7.725     7.873     8.081
   97-24     7.355     7.475     7.536     7.600     7.666     7.805     8.001
   97-28     7.315     7.427     7.485     7.545     7.606     7.737     7.920
   98-00     7.275     7.380     7.434     7.490     7.547     7.669     7.840
   98-04     7.235     7.333     7.383     7.435     7.488     7.602     7.760
   98-08     7.195     7.286     7.332     7.380     7.430     7.534     7.680
   98-12     7.155     7.239     7.281     7.326     7.371     7.467     7.601
   98-16     7.115     7.192     7.231     7.272     7.313     7.400     7.522
   98-20     7.076     7.145     7.180     7.217     7.255     7.333     7.443
   98-24     7.036     7.099     7.130     7.163     7.197     7.266     7.364
   98-28     6.997     7.052     7.080     7.109     7.139     7.200     7.286
   99-00     6.958     7.006     7.030     7.056     7.081     7.134     7.207
   99-04     6.918     6.960     6.980     7.002     7.024     7.068     7.129
   99-08     6.879     6.914     6.931     6.949     6.966     7.002     7.051
   99-12     6.840     6.868     6.881     6.896     6.909     6.936     6.974
   99-16     6.802     6.822     6.832     6.842     6.852     6.871     6.897
   99-20     6.763     6.777     6.783     6.789     6.795     6.806     6.820
   99-24     6.724     6.731     6.733     6.737     6.739     6.741     6.743
   99-28     6.686     6.686     6.684     6.684     6.682     6.676     6.666
  100-00     6.647     6.641     6.636     6.631     6.626     6.611     6.590
  100-04     6.609     6.595     6.587     6.579     6.569     6.546     6.514
  100-08     6.571     6.551     6.538     6.527     6.513     6.482     6.438
  100-12     6.533     6.506     6.490     6.475     6.458     6.418     6.362
  100-16     6.495     6.461     6.442     6.423     6.402     6.354     6.287
  100-20     6.457     6.416     6.394     6.371     6.346     6.290     6.211
  100-24     6.419     6.372     6.346     6.320     6.291     6.227     6.136
  100-28     6.381     6.327     6.298     6.268     6.236     6.164     6.062
  101-00     6.344     6.283     6.250     6.217     6.180     6.100     5.987
  101-04     6.306     6.239     6.202     6.166     6.126     6.037     5.913
  101-08     6.269     6.195     6.155     6.114     6.071     5.975     5.839
  101-12     6.232     6.151     6.108     6.064     6.016     5.912     5.765
  101-16     6.194     6.107     6.060     6.013     5.962     5.849     5.691
  101-20     6.157     6.064     6.013     5.962     5.907     5.787     5.618
  101-24     6.120     6.020     5.966     5.912     5.853     5.725     5.544
  101-28     6.083     5.977     5.920     5.861     5.799     5.663     5.471
  102-00     6.047     5.933     5.873     5.811     5.745     5.601     5.398
  102-04     6.010     5.890     5.826     5.761     5.692     5.540     5.326
  102-08     5.973     5.847     5.780     5.711     5.638     5.478     5.253
  102-12     5.937     5.804     5.734     5.661     5.585     5.417     5.181

Avg. Life    4.260     3.496     3.192     2.928     2.695     2.297     1.901
Mod. Dur.    3.244     2.754     2.552     2.373     2.211     1.927     1.632
1st  Pmt.    0.053     0.053     0.053     0.053     0.053     0.053     0.053
Last Pmt.   18.803    17.219    16.303    15.303    14.386    13.719    11.636



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

--------------------------------------------------------------------------------
     -  HOMEGOLD
     -  Cut Off Date of Tape is  04/30/99
     -  A1 POOL
     -  $20,351,882.24
--------------------------------------------------------------------------------
Number of Mortgage Loans:                                     679

Lien Status:                               1st and 2nd Lien Loans

Aggregate Unpaid Principal Balance:                $20,351,882.24
Aggregate Original Principal Balance:              $21,136,873.42

Weighted Average Coupon (Gross):                          12.005%
Gross Coupon Range:                             8.000% -  18.428%
--------------------------------------------------------------------------------
Average Unpaid Principal Balance:                      $29,973.32
Average Original Principal Balance:                    $31,129.42

Maximum Unpaid Principal Balance:                     $447,294.91
Minimum Unpaid Principal Balance:                       $1,281.35

Maximum Original Principal Balance:                   $459,000.00
Minimum Original Principal Balance:                     $2,971.43

Weighted Avg. Stated Rem. Term:                               182.739
Stated Rem Term Range:                          11.000 -  359.000

Weighted Average Age (Original Term - Rem Term):           15.813
Age Range:                                       1.000 -   96.000

Weighted Average Original Term:                           198.552
Original Term Range:                            35.000 -  363.000

Weighted Average Original LTV:                             60.718
Original LTV Range:                             4.984% - 133.608%

Weighted Average Combined LTV:                             91.311 (1)
Combined LTV Range:                            14.100% - 170.215%

Weighted Average Combined LTV:                             85.443 (2)
Combined LTV Range:                             6.012% - 170.215%

Weighted Average Debt to Income Ratio:                     37.755
Debt to Income Ratio Range:                     6.000% -  90.000%

Weighted Average Borrower FICO:                           612.256 (3)
Borrower FICO Range:                           451.000 -  793.000
--------------------------------------------------------------------------------
Index:                                               3 YR CMT (4),(5)

Weighted Average Margin (Gross):                           5.775% (4)
Gross Margin Range:                             3.490% -   7.930%

Weighted Average Life Cap (Gross):                        17.652% (4)
Gross Life Cap Range:                          17.490% -  18.000%

Weighted Average Life Floor (Gross):                      12.007% (4)
Gross Life Floor Range:                        10.490% -  13.990%

Weighted Average Periodic Interest Cap:                    2.118% (4)
Periodic Interest Cap Range:                    2.000% -   7.000%

Weighted Average Months to Interest Roll:                  18.753 (4)
Months to Interest Roll Range:                           1 -   33

Weighted Average Interest Roll Frequency:                  33.548 (4)
Interest Frequency Range:                                1 -   36
--------------------------------------------------------------------------------
(1) For 112 of the 1st lien loans the combined LTV reflects a silent 2nd loan not included in the pool
(2) For those 112 1st lien loans the combined LTV does not reflect the silent 2nd lien
(3) Excludes 131 loans missing FICO score
(4) Functions computed using the 24 adjustable rate loans only, total unpaid balance of $513,802.63
(5) Except for 2 Wall Street Prime rate loans

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                       GROSS MORTGAGE INTEREST RATE RANGE

                                                                                               Percentage of
                                                                                Aggregate       Cut-Off Date
                 Gross Mortgage                                   Number of      Unpaid           Aggregate
                 Interest Rate                                    Mortgage      Principal         Principal
                    Range                                          Loans         Balance           Balance
 7.75% less than Gross Coupon less than or equal to   8.00%          4          135,415.25          0.67
 8.25% less than Gross Coupon less than or equal to   8.50%          2           54,979.75          0.27
 8.50% less than Gross Coupon less than or equal to   8.75%          6          196,315.56          0.96
 8.75% less than Gross Coupon less than or equal to   9.00%         23        1,177,775.68          5.79
 9.00% less than Gross Coupon less than or equal to   9.25%         12          766,378.71          3.77
 9.25% less than Gross Coupon less than or equal to   9.50%         34        1,419,208.41          6.97
 9.50% less than Gross Coupon less than or equal to   9.75%         22          565,896.06          2.78
 9.75% less than Gross Coupon less than or equal to  10.00%         27        1,011,974.32          4.97
10.00% less than Gross Coupon less than or equal to  10.25%         16          580,928.74          2.85
10.25% less than Gross Coupon less than or equal to  10.50%         28        1,592,098.72          7.82
10.50% less than Gross Coupon less than or equal to  10.75%          6          224,042.63          1.10
10.75% less than Gross Coupon less than or equal to  11.00%         26          862,695.38          4.24
11.00% less than Gross Coupon less than or equal to  11.25%          7          252,293.22          1.24
11.25% less than Gross Coupon less than or equal to  11.50%         24          708,301.95          3.48
11.50% less than Gross Coupon less than or equal to  11.75%         11          727,423.51          3.57
11.75% less than Gross Coupon less than or equal to  12.00%         34          978,702.90          4.81
12.00% less than Gross Coupon less than or equal to  12.25%         10          264,805.86          1.30
12.25% less than Gross Coupon less than or equal to  12.50%         31          822,760.34          4.04
12.50% less than Gross Coupon less than or equal to  12.75%         13          402,054.19          1.98
12.75% less than Gross Coupon less than or equal to  13.00%         28          793,013.62          3.90
13.00% less than Gross Coupon less than or equal to  13.25%          7          192,735.49          0.95
13.25% less than Gross Coupon less than or equal to  13.50%         18          499,671.30          2.46
13.50% less than Gross Coupon less than or equal to  13.75%         13          263,792.60          1.30
13.75% less than Gross Coupon less than or equal to  14.00%         79        1,523,023.40          7.48
14.00% less than Gross Coupon less than or equal to  14.25%          8          220,718.99          1.08
14.25% less than Gross Coupon less than or equal to  14.50%         26          478,433.52          2.35
14.50% less than Gross Coupon less than or equal to  14.75%         23          674,300.22          3.31
14.75% less than Gross Coupon less than or equal to  15.00%         34          627,424.30          3.08
15.00% less than Gross Coupon less than or equal to  15.25%         19          502,026.85          2.47
15.25% less than Gross Coupon less than or equal to  15.50%         22          568,670.62          2.79
15.50% less than Gross Coupon less than or equal to  15.75%          7          196,462.53          0.97
15.75% less than Gross Coupon less than or equal to  16.00%         28          418,406.70          2.06
16.00% less than Gross Coupon less than or equal to  16.25%          4          105,614.86          0.52
16.25% less than Gross Coupon less than or equal to  16.50%          8          204,681.60          1.01
16.50% less than Gross Coupon less than or equal to  16.75%          4           78,167.25          0.38
16.75% less than Gross Coupon less than or equal to  17.00%          9          150,203.72          0.74
17.25% less than Gross Coupon less than or equal to  17.50%          2           34,055.77          0.17
17.50% less than Gross Coupon less than or equal to  18.00%          2           21,180.22          0.10
18.00% less than Gross Coupon less than or equal to  18.50%          2           55,247.50          0.27
-------------------------------------------------------------------------------------------------
Total..........                                                    679      $20,351,882.24        100.00%
=================================================================================================


                  Loan Summary Stratified by Mortgage Rate Type

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
                       Loans               Balance            Balance

ARM                       24                 513,802.63         2.52
FIXED                    655              19,838,079.61        97.48
--------------------------------------------------------------------------
Total...............     679             $20,351,882.24       100.00%
==========================================================================

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                    Loan Summary Stratified by Next Due Date

                                                          Percentage of
                                           Aggregate      Cut-Off Date
     Next                    Number of      Unpaid         Aggregate
     Due                     Mortgage      Principal       Principal
     Date                      Loans        Balance         Balance

   04/01/99                      130      $3,683,761.53       18.10
   05/01/99                      475     $14,875,694.08       73.09
   06/01/99                       71      $1,756,804.18       08.63
   07/01/99                        2         $29,203.92       00.14
   08/01/99                        1          $6,418.53       00.03
--------------------------------------------------------------------------
Total........                    679     $20,351,882.24      100.00%
==========================================================================

                                  ORIGINAL TERM

                                                                                              Percentage of
                                                                                Aggregate     Cut-Off Date
                                                               Number of         Unpaid        Aggregate
                                                               Mortgage         Principal      Principal
             Original Term                                      Loans           Balance         Balance
 24 less than Orig. Term less than or equal to   36                1              3,910.88       0.02%
 36 less than Orig. Term less than or equal to   48                2             16,470.96       0.08%
 48 less than Orig. Term less than or equal to   60                5             37,984.98       0.19%
 60 less than Orig. Term less than or equal to   72                8            113,305.94       0.56%
 72 less than Orig. Term less than or equal to   84               10             61,284.47       0.30%
 84 less than Orig. Term less than or equal to   96                9            136,939.90       0.67%
 96 less than Orig. Term less than or equal to  108                5             54,719.17       0.27%
108 less than Orig. Term less than or equal to  120               60          1,119,698.98       5.50%
120 less than Orig. Term less than or equal to  132               22            482,430.68       2.37%
132 less than Orig. Term less than or equal to  144                8            187,467.10       0.92%
144 less than Orig. Term less than or equal to  156                7            177,407.11       0.87%
156 less than Orig. Term less than or equal to  168                9            127,653.97       0.63%
168 less than Orig. Term less than or equal to  180              296          9,854,703.34      48.42%
180 less than Orig. Term less than or equal to  192              110          3,481,916.58      17.11%
192 less than Orig. Term less than or equal to  204                1             23,496.27       0.12%
216 less than Orig. Term less than or equal to  228                1             18,085.05       0.09%
228 less than Orig. Term less than or equal to  240               49          1,533,192.35       7.53%
240 less than Orig. Term less than or equal to  252               15            623,515.85       3.06%
252 less than Orig. Term less than or equal to  264                2             49,640.27       0.24%
288 less than Orig. Term less than or equal to  300                3            135,679.50       0.67%
300 less than Orig. Term less than or equal to  312                1             31,909.19       0.16%
324 less than Orig. Term less than or equal to  336                1             43,995.60       0.22%
348 less than Orig. Term less than or equal to  360               40          1,415,869.25       6.96%
360 less than Orig. Term less than or equal to  372               14            620,604.85       3.05%
------------------------------------------------------------------------------------------------
Total............                                                679        $20,351,882.24     100.00%
================================================================================================

                                   AGE OF LOAN

                                                                                      Percentage of
                                                                    Aggregate          Cut-Off Date
                                                       Number of     Unpaid             Aggregate
                                                       Mortgage     Principal           Principal
               Age                                      Loans        Balance             Balance
  0 less than Age less than or equal to   12             345      10,595,744.76          52.06%
 12 less than Age less than or equal to   24             204       6,615,091.37          32.50%
 24 less than Age less than or equal to   36              49       1,667,244.88           8.19%
 36 less than Age less than or equal to   48              23         539,444.68           2.65%
 48 less than Age less than or equal to   60              18         371,431.65           1.83%
 60 less than Age less than or equal to   72               9         133,520.50           0.66%
 72 less than Age less than or equal to   84              19         275,478.23           1.35%
 84 less than Age less than or equal to   96              12         153,926.17           0.76%
------------------------------------------------------------------------------------------------
Total............                                        679     $20,351,882.24         100.00%
================================================================================================

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                       REMAINING MONTHS TO STATED MATURITY

                                                                                      Percentage of
                                                                      Aggregate        Cut-Off Date
                                                       Number of        Unpaid          Aggregate
                                                       Mortgage       Principal         Principal
             Remaining Term                             Loans          Balance           Balance
  1 less than Rem Term less than or equal to   12         1            1,403.06           0.01%
 12 less than Rem Term less than or equal to   24         6           24,072.48           0.12%
 24 less than Rem Term less than or equal to   36        10           58,842.93           0.29%
 36 less than Rem Term less than or equal to   48         8           68,779.26           0.34%
 48 less than Rem Term less than or equal to   60         8           91,845.33           0.45%
 60 less than Rem Term less than or equal to   72        15          223,871.05           1.10%
 72 less than Rem Term less than or equal to   84         8           92,322.11           0.45%
 84 less than Rem Term less than or equal to   96        16          324,978.83           1.60%
 96 less than Rem Term less than or equal to  108        37          853,237.12           4.19%
108 less than Rem Term less than or equal to  120        33          614,056.76           3.02%
120 less than Rem Term less than or equal to  132         5          106,640.56           0.52%
132 less than Rem Term less than or equal to  144        18          545,302.43           2.68%
144 less than Rem Term less than or equal to  156        37        1,225,870.82           6.02%
156 less than Rem Term less than or equal to  168       154        5,395,566.40          26.51%
168 less than Rem Term less than or equal to  180       201        6,343,033.07          31.17%
180 less than Rem Term less than or equal to  192         7          216,021.96           1.06%
192 less than Rem Term less than or equal to  204         2           39,050.75           0.19%
204 less than Rem Term less than or equal to  216         4          107,250.24           0.53%
216 less than Rem Term less than or equal to  228        22          826,669.96           4.06%
228 less than Rem Term less than or equal to  240        28          945,008.73           4.64%
276 less than Rem Term less than or equal to  288         4          117,858.32           0.58%
288 less than Rem Term less than or equal to  300         2          103,062.82           0.51%
300 less than Rem Term less than or equal to  312         4          140,319.77           0.69%
312 less than Rem Term less than or equal to  324         3          113,552.23           0.56%
324 less than Rem Term less than or equal to  336         7          279,114.87           1.37%
336 less than Rem Term less than or equal to  348        12          421,450.55           2.07%
348 less than Rem Term less than or equal to  360        27        1,072,699.83           5.27%
------------------------------------------------------------------------------------------------
Total............                                       679      $20,351,882.24          100.00%
================================================================================================



                              YEARS OF ORIGINATION


                                                           Percentage of
                                            Aggregate      Cut-Off Date
                             Number of       Unpaid          Aggregate
  Year of                    Mortgage       Principal        Principal
Origination                    Loans         Balance          Balance

   1986                            2            39,026.00       0.19
   1987                            4            86,152.64       0.42
   1988                            3            51,452.83       0.25
   1989                            1            24,538.34       0.12
   1990                            5            81,449.56       0.40
   1991                            7            69,333.93       0.34
   1992                           21           284,909.62       1.40
   1993                           11           225,789.00       1.11
   1994                           16           329,333.39       1.62
   1995                           15           393,310.22       1.93
   1996                           32         1,186,438.00       5.83
   1997                          194         6,009,816.69      29.53
   1998                          310         8,991,908.60      44.18
   1999                           58         2,578,423.42      12.67
--------------------------------------------------------------------------
Total.................           679       $20,351,882.24     100.00%
==========================================================================

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.


                     Loan Summary Stratified by Amortization


                                                           Percentage of
                                          Aggregate        Cut-Off Date
                             Number of     Unpaid            Aggregate
                             Mortgage     Principal          Principal
    Amortization               Loans       Balance            Balance

Fully Amortizing                 372     9,167,563.59          45.05
Partially Amortizing             307    11,184,318.65          54.95
--------------------------------------------------------------------------
Total..................          679   $20,351,882.24         100.00%
==========================================================================

                         ORIGINAL MORTGAGE LOAN AMOUNTS

                                                                                             Percentage of
                                                                              Aggregate       Cut-Off Date
                    Original                                  Number of        Unpaid          Aggregate
                 Mortgage Loan                                 Mortgage      Principal         Principal
               Principal Balance                                Loans         Balance           Balance
                     Balance less than or equal to  25,000        316       4,688,607.09          23.04
    25,000 less than Balance less than or equal to  50,000        329      11,441,685.15          56.22
    50,000 less than Balance less than or equal to  75,000         19       1,133,093.71           5.57
    75,000 less than Balance less than or equal to 100,000          5         424,469.18           2.09
   150,000 less than Balance less than or equal to 175,000          1         154,517.79           0.76
   175,000 less than Balance less than or equal to 200,000          1         199,670.61           0.98
   200,000 less than Balance less than or equal to 250,000          3         664,742.88           3.27
   250,000 less than Balance less than or equal to 300,000          3         820,596.57           4.03
   350,000 less than Balance less than or equal to 400,000          1         377,204.35           1.85
   450,000 less than Balance less than or equal to 500,000          1         447,294.91           2.20
-------------------------------------------------------------------------------------------------------
Total....................                                        679     $20,351,882.24         100.00%
=======================================================================================================



                          CURRENT MORTGAGE LOAN AMOUNTS

                                                                                            Percentage of
                                                                               Aggregate    Cut-Off Date
                   Current                                     Number of        Unpaid       Aggregate
                Mortgage Loan                                  Mortgage        Principal     Principal
              Principal Balance                                  Loans          Balance       Balance
                     Balance less than or equal to  25,000       333         5,048,429.86      24.81
    25,000 less than Balance less than or equal to  50,000       311        11,020,356.36      54.15
    50,000 less than Balance less than or equal to  75,000        21         1,258,949.00       6.19
    75,000 less than Balance less than or equal to 100,000         4           360,119.91       1.77
   150,000 less than Balance less than or equal to 175,000         1           154,517.79       0.76
   175,000 less than Balance less than or equal to 200,000         1           199,670.61       0.98
   200,000 less than Balance less than or equal to 250,000         3           664,742.88       3.27
   250,000 less than Balance less than or equal to 300,000         3           820,596.57       4.03
   350,000 less than Balance less than or equal to 400,000         1           377,204.35       1.85
   400,000 less than Balance less than or equal to 450,000         1           447,294.91       2.20
----------------------------------------------------------------------------------------------------
Total....................                                        679       $20,351,882.24     100.00%
====================================================================================================




THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                                  LIEN SUMMARY


                                                           Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
                       Loans               Balance            Balance

1                        359              13,691,123.90        67.27
2                        320               6,660,758.34        32.73
--------------------------------------------------------------------------
Total...............     679             $20,351,882.24       100.00%
==========================================================================




              Original Loan to Value Ratios for the Mortgage Loans

                                                                                       Percentage of
                                                                            Aggregate   Cut-Off Date
                Original                                   Number of         Unpaid      Aggregate
             Loan-To-Value                                 Mortgage         Principal    Principal
                 Ratio                                      Loans            Balance      Balance
  0.00 less than LTV less than or equal to   5.00              1             3,422.10       0.02
  5.00 less than LTV less than or equal to  10.00             13           146,394.84       0.72
 10.00 less than LTV less than or equal to  15.00             39           527,378.86       2.59
 15.00 less than LTV less than or equal to  20.00            110         1,733,779.63       8.52
 20.00 less than LTV less than or equal to  25.00             39           784,742.45       3.86
 25.00 less than LTV less than or equal to  30.00             31           662,211.88       3.25
 30.00 less than LTV less than or equal to  35.00             30           868,869.53       4.27
 35.00 less than LTV less than or equal to  40.00             24           689,283.24       3.39
 40.00 less than LTV less than or equal to  45.00             24           698,272.60       3.43
 45.00 less than LTV less than or equal to  50.00             29           765,753.57       3.76
 50.00 less than LTV less than or equal to  55.00             18           480,259.77       2.36
 55.00 less than LTV less than or equal to  60.00             22           752,976.48       3.70
 60.00 less than LTV less than or equal to  65.00             21           585,931.14       2.88
 65.00 less than LTV less than or equal to  70.00             35         1,105,933.40       5.43
 70.00 less than LTV less than or equal to  75.00             51         1,785,650.36       8.77
 75.00 less than LTV less than or equal to  80.00            132         5,844,653.07      28.72
 80.00 less than LTV less than or equal to  85.00             27         1,568,308.27       7.71
 85.00 less than LTV less than or equal to  90.00             18         1,011,267.55       4.97
 90.00 less than LTV less than or equal to  95.00              8           206,778.56       1.02
 95.00 less than LTV less than or equal to  100.00             2            24,346.40       0.12
100.00 less than LTV less than or equal to  105.00             2            41,088.15       0.20
120.00 less than LTV less than or equal to  125.00             2            54,880.92       0.27
130.00 less than LTV less than or equal to  135.00             1             9,699.47       0.05
------------------------------------------------------------------------------------------------
Total....................                                    679       $20,351,882.24     100.00%
================================================================================================



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

          Original Combined Loan to Value Ratios for the Mortgage Loans

                                                                                           Percentage of
                                                                            Aggregate      Cut-Off Date
                 Combined                                    Number of       Unpaid          Aggregate
              Loan-To-Value                                  Mortgage       Principal        Principal
                  Ratio                                        Loans         Balance          Balance
 10.000 less than Comb LTV less than or equal to   15.000        2            16,086.00       0.08
 15.000 less than Comb LTV less than or equal to   20.000        1            13,168.92       0.06
 20.000 less than Comb LTV less than or equal to   25.000        2            25,290.19       0.12
 25.000 less than Comb LTV less than or equal to   30.000        5            47,131.50       0.23
 30.000 less than Comb LTV less than or equal to   35.000        3            62,455.84       0.31
 35.000 less than Comb LTV less than or equal to   40.000        4            62,611.14       0.31
 40.000 less than Comb LTV less than or equal to   45.000        6           142,779.43       0.70
 45.000 less than Comb LTV less than or equal to   50.000       12           240,185.89       1.18
 50.000 less than Comb LTV less than or equal to   55.000        5            85,256.08       0.42
 55.000 less than Comb LTV less than or equal to   60.000       19           698,038.63       3.43
 60.000 less than Comb LTV less than or equal to   65.000       17           433,019.80       2.13
 65.000 less than Comb LTV less than or equal to   70.000       32           802,789.55       3.94
 70.000 less than Comb LTV less than or equal to   75.000       33           964,355.65       4.74
 75.000 less than Comb LTV less than or equal to   80.000       82         3,116,243.63      15.31
 80.000 less than Comb LTV less than or equal to   85.000       32         1,193,931.77       5.87
 85.000 less than Comb LTV less than or equal to   90.000       47         1,175,863.22       5.78
 90.000 less than Comb LTV less than or equal to   95.000       45         1,201,692.62       5.90
 95.000 less than Comb LTV less than or equal to  100.000      217         6,257,775.36      30.75
100.000 less than Comb LTV less than or equal to  105.000       19           864,983.59       4.25
105.000 less than Comb LTV less than or equal to  110.000        9           245,912.11       1.21
110.000 less than Comb LTV less than or equal to  115.000       12           328,893.80       1.62
115.000 less than Comb LTV less than or equal to  120.000       12           382,812.26       1.88
120.000 less than Comb LTV less than or equal to  125.000       60         1,935,016.95       9.51
130.000 less than Comb LTV less than or equal to  135.000        1             9,699.47       0.05
140.000 less than Comb LTV less than or equal to  145.000        1            38,596.08       0.19
170.000 less than Comb LTV less than or equal to  180.000        1             7,292.76       0.04
--------------------------------------------------------------------------------------------------
Total....................                                     679       $20,351,882.24     100.00%
==================================================================================================
(*) There are 112 1st lien loans where the combined LTV reflects a silent 2nd lien loan not included in the pool




THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES


                                                           Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
     State             Loans               Balance            Balance

Arizona                    1                  38,365.22         0.19
Arkansas                   3                 105,417.81         0.52
Colorado                   1                  15,375.56         0.08
Florida                   34               1,260,903.96         6.20
Georgia                   32                 815,193.51         4.01
Idaho                      1                  17,363.89         0.09
Illinois                  10                 267,372.19         1.31
Indiana                    9                 191,407.52         0.94
Iowa                       5                  98,007.70         0.48
Kansas                    12                 288,339.22         1.42
Kentucky                  25                 366,410.67         1.80
Louisiana                 20                 874,729.42         4.30
Maine                      1                   9,530.53         0.05
Maryland                   9                 471,081.40         2.31
Massachusetts              2                  52,345.77         0.26
Michigan                  18                 435,124.58         2.14
Minnesota                  1                  31,114.82         0.15
Mississippi               18                 467,224.79         2.30
Missouri                  15                 407,029.85         2.00
Montana                    4                  92,460.99         0.45
Nebraska                   3                  68,021.23         0.33
New Jersey                 1                  24,726.57         0.12
New Mexico                 4                  79,912.68         0.39
North Carolina            79               2,845,758.56        13.98
Ohio                       4                  83,630.15         0.41
Oklahoma                   2                  22,857.63         0.11
Oregon                     2                  29,367.75         0.14
Pennsylvania               8                 174,248.32         0.86
South Carolina           276               7,966,421.54        39.14
Tennessee                 21                 776,600.46         3.82
Texas                     29               1,042,733.58         5.12
Utah                       1                  23,755.00         0.12
Virginia                  18                 678,322.92         3.33
Washington                 1                  27,784.97         0.14
West Virgina               9                 202,941.48         1.00
--------------------------------------------------------------------------
Total...............     679             $20,351,882.24       100.00%
==========================================================================

                    Loan Summary Stratified by Property Type




                                                           Percentage of
                                            Aggregate      Cut-Off Date
                             Number of       Unpaid          Aggregate
                             Mortgage       Principal        Principal
         Property              Loans         Balance          Balance

Investor Rental Property          22           690,774.53       3.39
Mobile/Manufactured Homes        132         4,089,848.41      20.10
Mobile/Manufactured over 5 Acres   3            54,467.30       0.27
Primary Financing Only(*)         84         2,016,893.09       9.91
Raw Land                           1             7,487.86       0.04
Residential Property             435        13,459,507.38      66.13
Residential Property over 5 Acres  2            32,903.67       0.16
--------------------------------------------------------------------------
Total...............             679       $20,351,882.24     100.00%
==========================================================================
(*) Equivalent to single family residences

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.


                           LOAN SUMMARY STRATIFIED BY
                                 OWNER OCCUPANCY


                                                           Percentage of
                                        Aggregate          Cut-Off Date
                          Number of      Unpaid              Aggregate
                          Mortgage      Principal            Principal
                            Loans        Balance              Balance

Owner Occ.                    653       19,617,359.09          96.39
Non Owner Occ.                 26          734,523.15           3.61
--------------------------------------------------------------------------
Total..................       679      $20,351,882.24         100.00%
==========================================================================

                           LOAN SUMMARY STRATIFIED BY
                               DOCUMENTATION LEVEL


                                                           Percentage of
                                          Aggregate        Cut-Off Date
                             Number of     Unpaid            Aggregate
                             Mortgage     Principal          Principal
                               Loans       Balance            Balance

Full Documentation               662    19,577,475.29          96.19
Stated Documentation              10       504,712.69           2.48
Lite Documentation                 7       269,694.26           1.33
--------------------------------------------------------------------------
Total..................          679    $20,351,882.24        100.00%
==========================================================================



                     Loan Summary Stratified by Loan Purpose


                                                                  Percentage of
                                                    Aggregate     Cut-Off Date
                                       Number of     Unpaid         Aggregate
                                       Mortgage     Principal       Principal
                                         Loans       Balance         Balance

Bond for Title                              10       216,917.07        1.07
Converted Construction to Permanent          3        39,656.17        0.19
Debt Consolidation (Cash Out)              142     3,418,533.80       16.80
Debt Consolidation (No Cash Out)            47     1,794,360.33        8.82
Home Improvement (Cash Out)                 42       936,919.25        4.60
Home Improvement (No Cash Out)              48     1,653,086.58        8.12
Home Improvement w/Escrow (Cash Out)        10       267,203.79        1.31
Home Improvement w/Escrow (No Cash Out)     10       292,927.33        1.44
Lease Purchase (No Cash Out)                 1        38,865.84        0.19
Multi Purpose Refinance (Cash Out)          37     1,486,093.24        7.30
Multi Purpose Refinance (No Cash Out)       19       626,961.20        3.08
Purchase Money Mortgage (Cash Out)          24       771,731.08        3.79
Purchase Money Mortgage (No Cash Out)       60     1,659,442.48        8.15
Refinance (Cash Out)                       175     5,548,410.74       27.26
Refinance (No Cash Out)                     51     1,600,773.34        7.87
-------------------------------------------------------------------------------
Total..................                    679  $ 20,351,882.24      100.00%
===============================================================================


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                       Risk Categories for Mortgage Loans

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
                       Loans               Balance            Balance

A                        175               4,149,525.05        20.39
A-                       186               6,568,586.37        32.28
AA                        68               2,755,932.83        13.54
B                        109               3,010,921.01        14.79
C                        121               3,319,569.08        16.31
D                         20                 547,347.90         2.69
--------------------------------------------------------------------------
Total...............     679            $ 20,351,882.24       100.00%
==========================================================================


                  Loan Summary Stratified by Origination Method


                             Number of        Total
             Origination     Mortgage        Current       Percentage of
               Method          Loans         Balance           Pool

      Allied                    6              174,270.53       0.86
      Appletree                 3               28,743.66       0.14
      Capital City              2               59,193.96       0.29
      Central Credit          136            3,374,000.95      16.58
      Chase                    37            1,677,651.67       8.24
      Consumer                  1                5,023.58       0.02
      Direct                    3               67,874.28       0.33
      Greenville HomeGold      96            3,265,772.26      16.05
      Houston HomeGold         16              486,510.39       2.39
      Indiana HomeGold         71            1,671,363.02       8.21
      Mortgage Group            3               29,144.86       0.14
      Phoenix HomeGold         61            1,808,706.87       8.89
      Resource Mortgage         7              161,230.26       0.79
      Sterling Lending         42            1,211,218.04       5.95
      Wholesale               195            6,331,177.91      31.11

 -----------------------------------------------------------------------------
      Total..........         679          $20,351,882.24     100.00%
 =============================================================================

                    Loan Summary Stratified by FICO Score
--------------------------------------------------------------------------------

                                                                                              Percentage of
                                                                               Aggregate      Cut-Off Date
                                                                Number of       Unpaid          Aggregate
                                                                Mortgage       Principal        Principal
             Original Term                                       Loans          Balance          Balance
             NO FICO STATED                                       131         3,059,085.77      15.03%
  450 less than FICO less than or equal to   475                    5           108,919.56       0.54%
  475 less than FICO less than or equal to   500                   11           201,919.47       0.99%
  500 less than FICO less than or equal to   525                   19           516,455.84       2.54%
  525 less than FICO less than or equal to   550                   52         1,842,553.42       9.05%
  550 less than FICO less than or equal to   575                   78         2,075,932.62      10.20%
  575 less than FICO less than or equal to   600                   93         2,837,575.50      13.94%
  600 less than FICO less than or equal to   625                   62         1,710,856.68       8.41%
  625 less than FICO less than or equal to   650                  103         3,765,311.95      18.50%
  650 less than FICO less than or equal to   675                   64         2,384,824.64      11.72%
  675 less than FICO less than or equal to   700                   27           772,579.12       3.80%
  700 less than FICO less than or equal to   725                   17           538,706.07       2.65%
  725 less than FICO less than or equal to   750                    9           298,657.75       1.47%
  750 less than FICO less than or equal to   800                    8           238,503.85       1.17%
------------------------------------------------------------------------------------------------
Total............                                                 679       $20,351,882.24     100.00%
================================================================================================

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                Loan Summary Stratified by Debt to Income Ratios

                                                                                        Percentage of
                                                                         Aggregate      Cut-Off Date
               Original                                   Number of       Unpaid          Aggregate
           Debt to Income                                 Mortgage       Principal        Principal
                Ratio                                       Loans         Balance          Balance
 5.00 less than DTI less than or equal to  10.00               5           132,231.36       0.65
10.00 less than DTI less than or equal to  15.00              23           535,432.92       2.63
15.00 less than DTI less than or equal to  20.00              43           992,288.26       4.88
20.00 less than DTI less than or equal to  25.00              52         1,395,479.15       6.86
25.00 less than DTI less than or equal to  30.00              73         1,838,075.45       9.03
30.00 less than DTI less than or equal to  35.00              92         3,025,750.72      14.87
35.00 less than DTI less than or equal to  40.00              94         2,702,566.35      13.28
40.00 less than DTI less than or equal to  45.00             152         4,491,876.96      22.07
45.00 less than DTI less than or equal to  50.00             116         4,517,640.53      22.20
50.00 less than DTI less than or equal to  55.00              21           546,343.63       2.68
55.00 less than DTI less than or equal to  60.00               3            73,261.15       0.36
60.00 less than DTI less than or equal to  65.00               1            22,573.32       0.11
65.00 less than DTI less than or equal to  70.00               2            36,270.32       0.18
70.00 less than DTI less than or equal to  75.00               1            19,256.00       0.09
85.00 less than DTI less than or equal to  90.00               1            22,836.12       0.11
------------------------------------------------------------------------------------------------
Total....................                                    679       $20,351,882.24     100.00%
================================================================================================

             Adjustable Rate Loan Summary Stratified by Gross Margin

                                                                                         Percentage of
                                                                             Aggregate   Cut-Off Date
                                                                Number of     Unpaid       Aggregate
                      Gross                                     Mortgage     Principal     Principal
                     Margin                                       Loans       Balance       Balance
 3.000 less than Gross Margin less than or equal to   4.00          2        21,369.67      4.16
 4.000 less than Gross Margin less than or equal to   5.00          6       150,334.46     29.26
 5.000 less than Gross Margin less than or equal to   6.00          4       109,502.00     21.31
 6.000 less than Gross Margin less than or equal to   7.00          5       130,307.69     25.36
 7.000 less than Gross Margin less than or equal to   8.00          7       102,288.81     19.91
------------------------------------------------------------------------------------------------
Total.................                                             24      $513,802.63    100.00%
================================================================================================



              Adjustable Rate Loan Summary Stratified by Life Floor

                                                                                             Percentage of
                                                                           Aggregate         Cut-Off Date
                                                                Number of    Unpaid             Aggregate
                    Gross                                       Mortgage    Principal           Principal
                 Life Floor                                       Loans      Balance             Balance
10.000 less than Life Floor less than or equal to  10.500           1          8,547.15          1.66
10.500 less than Life Floor less than or equal to  11.000           5         89,377.98         17.40
11.000 less than Life Floor less than or equal to  11.500           3         39,391.74          7.67
11.500 less than Life Floor less than or equal to  12.000           9        225,668.69         43.92
12.000 less than Life Floor less than or equal to  12.500           4        111,488.28         21.70
13.000 less than Life Floor less than or equal to  13.500           1          4,332.45          0.84
13.500 less than Life Floor less than or equal to  14.000           1         34,996.34          6.81
-----------------------------------------------------------------------------------------------------
Total.................                                             24 $     $513,802.63        100.00%
=====================================================================================================

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.


                 Adjustable Loan Summary Stratified by Life Cap

                                                                                             Percentage of
                                                                           Aggregate         Cut-Off Date
                                                               Number of    Unpaid             Aggregate
                   Gross                                       Mortgage    Principal           Principal
                 Life Cap                                        Loans      Balance             Balance
17.000 less than Life Cap less than or equal to  17.500            16        350,113.33         68.14
17.500 less than Life Cap less than or equal to  18.000             8        163,689.30         31.86
-----------------------------------------------------------------------------------------------------
Total.................                                             24       $513,802.63        100.00%
=====================================================================================================

                           LOAN SUMMARY STRATIFIED BY
                              PERIODIC INTEREST CAP


                                                           Percentage of
                                          Aggregate        Cut-Off Date
                        Number of          Unpaid            Aggregate
                        Mortgage          Principal          Principal
Periodic Cap              Loans            Balance            Balance

    2.000                    23            501,628.20          97.63
    7.000                     1             12,174.43           2.37
--------------------------------------------------------------------------
Total.................       24           $513,802.63         100.00%
==========================================================================



    Adjustable Rate Loan Summary Stratified by Interest Adjustment Frequency


                                                           Percentage of
                                          Aggregate        Cut-Off Date
 Interest               Number of          Unpaid            Aggregate
Adjustment              Mortgage          Principal          Principal
Frequency                 Loans            Balance            Balance

   1                          2             35,999.25           7.01
  36                         22            477,803.38          92.99
--------------------------------------------------------------------------
Total.................       24           $513,802.63         100.00%
==========================================================================

                           NEXT INTEREST ROLLDATE DATE


                                                      Percentage of
                                  Aggregate           Cut-Off Date
     Next           Number of      Unpaid              Aggregate
     Roll           Mortgage      Principal            Principal
     Date             Loans        Balance              Balance

   05/01/00              2         $69,655.51            13.56
   08/01/00              1          $2,528.11            00.49
   09/01/00              1          $6,179.22            01.20
   10/01/00              1          $8,322.18            01.62
   11/01/00              3         $75,646.17            14.72
   12/01/00              3         $64,400.40            12.53
   01/01/01              5        $135,367.59            26.35
   07/01/01              1         $29,355.91            05.71
   08/01/01              1         $23,976.54            04.67
   10/01/01              1         $13,324.48            02.59
   01/01/02              1         $23,644.17            04.60
   05/01/99              2         $35,999.25            07.01
   11/01/99              1         $16,855.95            03.28
   12/01/99              1          $8,547.15            01.66
--------------------------------------------------------------------------
Total........           24        $513,802.63           100.00%
==========================================================================

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------
     -  HOMEGOLD
     -  Cut Off Date of Tape is  04/30/99
     -  A2 POOL
     -  $39,277,999.04
--------------------------------------------------------------------------------
Number of Mortgage Loans:                                     594

Lien Status:                               1st and 2nd Lien Loans

Aggregate Unpaid Principal Balance:                $39,277,999.04
Aggregate Original Principal Balance:              $39,901,095.36

Weighted Average Coupon (Gross):                          10.649%
Gross Coupon Range:                             6.100% -  18.990%
--------------------------------------------------------------------------------
Average Unpaid Principal Balance:                      $66,124.58
Average Original Principal Balance:                    $67,173.56

Maximum Unpaid Principal Balance:                     $206,250.00
Minimum Unpaid Principal Balance:                      $14,406.87

Maximum Original Principal Balance:                   $206,250.00
Minimum Original Principal Balance:                    $44,075.00

Weighted Avg. Stated Rem. Term:                                222.893
Stated Rem Term Range:                          33.000 -  359.000

Weighted Average Age (Original Term - Rem Term):           14.245
Age Range:                                       0.000 -   87.000

Weighted Average Original Term:                           237.139
Original Term Range:                            60.000 -  370.000

Weighted Average Original LTV:                             77.377
Original LTV Range:                            11.801% - 138.182%

Weighted Average Combined LTV:                             93.400 (1)
Combined LTV Range:                            12.000% - 140.310%

Weighted Average Combined LTV:                             82.666 (2)
Combined LTV Range:                            11.801% - 140.310%

Weighted Average Debt to Income Ratio:                     39.838
Debt to Income Ratio Range:                    14.000% -  93.000%

Weighted Average Borrower FICO:                           613.304 (3)
Borrower FICO Range:                           443.000 -  761.000
--------------------------------------------------------------------------------
Index:                                                   3 YR CMT (4)

Weighted Average Margin (Gross):                           5.972% (4)
Gross Margin Range:                             0.760% -   8.600%

Weighted Average Life Cap (Gross):                        17.250% (4)
Gross Life Cap Range:                          10.000% -  18.000%

Weighted Average Life Floor (Gross):                      11.376% (4)
Gross Life Floor Range:                         1.000% -  13.490%

Weighted Average Periodic Interest Cap:                    2.000% (4)
Periodic Interest Cap Range:                    2.000% -   2.000%

Weighted Average Months to Interest Roll:                  19.817 (4)
Months to Interest Roll Range:                           4 -   36

Weighted Average Interest Roll Frequency:                  36.000 (4)
Interest Frequency Range:                               36 -   36
--------------------------------------------------------------------------------
(1) For 292 of the 1st lien loans the combined LTV reflects a 2nd lien loan not included in the pool
(2) For those 292 1st lien loans the combined LTV does not reflect the silent 2nd lien
(3) Excludes 88 loans with missing FICO score
(4) Functions computed using the 18 adjustable rate loans only, total unpaid principal balance of $1,371,685.42

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                       GROSS MORTGAGE INTEREST RATE RANGE

                                                                                                Percentage of
                                                                               Aggregate         Cut-Off Date
               Gross Mortgage                                   Number of       Unpaid             Aggregate
               Interest Rate                                    Mortgage        Principal           Principal
                   Range                                          Loans         Balance             Balance
 6.00% less than Gross Coupon less than or equal to   6.50%          1           65,903.63          0.17
 8.25% less than Gross Coupon less than or equal to   8.50%          3          289,735.30          0.74
 8.50% less than Gross Coupon less than or equal to   8.75%         26        1,617,073.45          4.12
 8.75% less than Gross Coupon less than or equal to   9.00%         46        3,201,108.39          8.15
 9.00% less than Gross Coupon less than or equal to   9.25%         37        2,372,687.09          6.04
 9.25% less than Gross Coupon less than or equal to   9.50%         78        4,796,934.11         12.21
 9.50% less than Gross Coupon less than or equal to   9.75%         38        2,607,982.07          6.64
 9.75% less than Gross Coupon less than or equal to  10.00%         67        4,583,518.58         11.67
10.00% less than Gross Coupon less than or equal to  10.25%         28        1,933,570.93          4.92
10.25% less than Gross Coupon less than or equal to  10.50%         33        2,182,474.11          5.56
10.50% less than Gross Coupon less than or equal to  10.75%         19        1,313,776.33          3.34
10.75% less than Gross Coupon less than or equal to  11.00%         36        2,463,709.05          6.27
11.00% less than Gross Coupon less than or equal to  11.25%         15        1,143,102.51          2.91
11.25% less than Gross Coupon less than or equal to  11.50%         23        1,538,787.94          3.92
11.50% less than Gross Coupon less than or equal to  11.75%         11          653,806.92          1.66
11.75% less than Gross Coupon less than or equal to  12.00%         29        2,057,018.53          5.24
12.00% less than Gross Coupon less than or equal to  12.25%          8          639,099.30          1.63
12.25% less than Gross Coupon less than or equal to  12.50%         15        1,200,843.97          3.06
12.50% less than Gross Coupon less than or equal to  12.75%          4          315,123.08          0.80
12.75% less than Gross Coupon less than or equal to  13.00%         11          694,101.98          1.77
13.00% less than Gross Coupon less than or equal to  13.25%          3          290,478.19          0.74
13.25% less than Gross Coupon less than or equal to  13.50%          4          238,176.94          0.61
13.75% less than Gross Coupon less than or equal to  14.00%          8          477,067.83          1.21
14.00% less than Gross Coupon less than or equal to  14.25%          3          144,033.62          0.37
14.25% less than Gross Coupon less than or equal to  14.50%          3          151,961.58          0.39
14.50% less than Gross Coupon less than or equal to  14.75%          8          402,300.71          1.02
14.75% less than Gross Coupon less than or equal to  15.00%          6          313,968.90          0.80
15.00% less than Gross Coupon less than or equal to  15.25%          7          349,548.24          0.89
15.25% less than Gross Coupon less than or equal to  15.50%          8          455,726.63          1.16
15.50% less than Gross Coupon less than or equal to  15.75%          4          208,176.01          0.53
15.75% less than Gross Coupon less than or equal to  16.00%          7          325,871.77          0.83
16.00% less than Gross Coupon less than or equal to  16.25%          2           89,588.50          0.23
16.25% less than Gross Coupon less than or equal to  16.50%          1           60,686.67          0.15
16.75% less than Gross Coupon less than or equal to  17.00%          1           48,508.04          0.12
18.50% less than Gross Coupon less than or equal to  19.00%          1           51,548.14          0.13
--------------------------------------------------------------------------------------------------------
Total..........                                                    594      $39,277,999.04        100.00%
========================================================================================================


                  Loan Summary Stratified by Mortgage Rate Type


                                                           Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
                       Loans               Balance            Balance

ARM                       18               1,371,685.42         3.49
FIXED                    576              37,906,313.62        96.51
--------------------------------------------------------------------------
Total...............     594             $39,277,999.04       100.00%
==========================================================================


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                    Loan Summary Stratified by Next Due Date

                                                         Percentage of
                                           Aggregate     Cut-Off Date
     Next                    Number of      Unpaid         Aggregate
     Due                     Mortgage      Principal       Principal
     Date                      Loans        Balance         Balance

   04/01/99                      123      $7,914,458.17       20.15
   05/01/99                      415     $27,815,553.83       70.82
   06/01/99                       55      $3,409,757.91       08.68
   07/01/99                        1        $138,229.13       00.35
--------------------------------------------------------------------------
Total........                    594     $39,277,999.04      100.00%
==========================================================================


                                  ORIGINAL TERM

                                                                                              Percentage of
                                                                               Aggregate      Cut-Off Date
                                                               Number of        Unpaid          Aggregate
                                                               Mortgage        Principal        Principal
            Original Term                                       Loans          Balance          Balance
 48 less than Orig. Term less than or equal to   60                2            124,030.08       0.32%
 72 less than Orig. Term less than or equal to   84                1             62,305.77       0.16%
 96 less than Orig. Term less than or equal to  108                1             34,021.66       0.09%
108 less than Orig. Term less than or equal to  120                7            343,727.66       0.88%
120 less than Orig. Term less than or equal to  132                8            480,798.15       1.22%
132 less than Orig. Term less than or equal to  144                3            128,032.35       0.33%
144 less than Orig. Term less than or equal to  156                2             96,422.28       0.25%
156 less than Orig. Term less than or equal to  168                2            113,029.22       0.29%
168 less than Orig. Term less than or equal to  180              240         15,341,200.39      39.06%
180 less than Orig. Term less than or equal to  192               85          5,485,161.43      13.96%
216 less than Orig. Term less than or equal to  228                1            135,114.70       0.34%
228 less than Orig. Term less than or equal to  240               72          4,273,971.97      10.88%
240 less than Orig. Term less than or equal to  252               20          1,496,344.10       3.81%
276 less than Orig. Term less than or equal to  288                1            103,143.85       0.26%
288 less than Orig. Term less than or equal to  300                5            326,989.97       0.83%
300 less than Orig. Term less than or equal to  312                2            204,650.00       0.52%
348 less than Orig. Term less than or equal to  360              130          9,687,565.03      24.66%
360 less than Orig. Term less than or equal to  372               12            841,490.43       2.14%
-----------------------------------------------------------------------------------------------------
Total............                                                594        $39,277,999.04     100.00%
=====================================================================================================


                                   AGE OF LOAN

                                                                                      Percentage of
                                                                    Aggregate          Cut-Off Date
                                                       Number of     Unpaid              Aggregate
                                                       Mortgage     Principal            Principal
              Age                                       Loans       Balance              Balance
              Age          =   0                           1         120,150.00           0.31%
  0 less than Age less than or equal to 12               339      23,482,124.09          59.78%
 12 less than Age less than or equal to 24               168      10,032,790.70          25.54%
 24 less than Age less than or equal to 36                41       2,425,849.52           6.18%
 36 less than Age less than or equal to 48                21       1,397,219.65           3.56%
 48 less than Age less than or equal to 60                16       1,180,685.36           3.01%
 60 less than Age less than or equal to 72                 5         340,822.71           0.87%
 72 less than Age less than or equal to 84                 2         204,132.76           0.52%
 84 less than Age less than or equal to 96                 1          94,224.25           0.24%
----------------------------------------------------------------------------------------------
Total............                                        594     $39,277,999.04         100.00%
==============================================================================================

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                       REMAINING MONTHS TO STATED MATURITY

                                                                                      Percentage of
                                                                      Aggregate        Cut-Off Date
                                                      Number of        Unpaid           Aggregate
                                                       Mortgage       Principal         Principal
            Remaining Term                              Loans          Balance           Balance
 24 less than Rem Term less than or equal to   36         1           65,026.81           0.17%
 48 less than Rem Term less than or equal to   60         1           59,003.27           0.15%
 72 less than Rem Term less than or equal to   84         2           96,327.43           0.25%
 84 less than Rem Term less than or equal to   96         3          118,773.43           0.30%
 96 less than Rem Term less than or equal to  108         4          227,577.27           0.58%
108 less than Rem Term less than or equal to  120         9          485,648.67           1.24%
120 less than Rem Term less than or equal to  132         8          483,271.51           1.23%
132 less than Rem Term less than or equal to  144        10          578,077.91           1.47%
144 less than Rem Term less than or equal to  156        24        1,256,717.95           3.20%
156 less than Rem Term less than or equal to  168       117        7,157,087.71          18.22%
168 less than Rem Term less than or equal to  180       173       11,731,287.91          29.87%
180 less than Rem Term less than or equal to  192         1           65,062.19           0.17%
192 less than Rem Term less than or equal to  204         2          195,900.12           0.50%
204 less than Rem Term less than or equal to  216        12          781,486.83           1.99%
216 less than Rem Term less than or equal to  228        21        1,129,504.88           2.88%
228 less than Rem Term less than or equal to  240        57        3,786,549.72           9.64%
264 less than Rem Term less than or equal to  276         4          294,867.99           0.75%
276 less than Rem Term less than or equal to  288         1          138,229.13           0.35%
288 less than Rem Term less than or equal to  300         7          495,622.21           1.26%
300 less than Rem Term less than or equal to  312        11          893,918.76           2.28%
312 less than Rem Term less than or equal to  324         9          736,983.45           1.88%
324 less than Rem Term less than or equal to  336         7          431,265.14           1.10%
336 less than Rem Term less than or equal to  348        34        2,309,432.99           5.88%
348 less than Rem Term less than or equal to  360        76        5,760,375.76          14.67%
----------------------------------------------------------------------------------------------
Total............                                       594      $39,277,999.04         100.00%
==============================================================================================


                              YEARS OF ORIGINATION

                                                           Percentage of
                                            Aggregate      Cut-Off Date
                             Number of       Unpaid          Aggregate
  Year of                    Mortgage       Principal        Principal
Origination                    Loans         Balance          Balance

   1988                            1            94,224.25       0.24
   1989                            1            14,406.87       0.04
   1992                            5           529,210.12       1.35
   1993                            5           289,080.90       0.74
   1994                           18         1,312,606.52       3.34
   1995                           13           963,877.18       2.45
   1996                           39         2,474,451.96       6.30
   1997                          165         9,877,972.67      25.15
   1998                          245        16,718,126.29      42.56
   1999                          102         7,004,042.28      17.83
--------------------------------------------------------------------------
Total.................           594       $39,277,999.04     100.00%
==========================================================================


                     Loan Summary Stratified by Amortization

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                             Number of     Unpaid            Aggregate
                             Mortgage     Principal          Principal
    Amortization               Loans       Balance            Balance

Fully Amortizing                 263    17,132,018.33          43.62
Partially Amortizing             331    22,145,980.71          56.38
--------------------------------------------------------------------------
Total..................          594   $39,277,999.04         100.00%
==========================================================================

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                         ORIGINAL MORTGAGE LOAN AMOUNTS

                                                                                            Percentage of
                                                                            Aggregate       Cut-Off Date
                   Original                                    Number of     Unpaid           Aggregate
                Mortgage Loan                                  Mortgage     Principal         Principal
              Principal Balance                                 Loans       Balance           Balance
    25,000 less than Balance less than or equal to  50,000       133     6,151,498.82          15.66
    50,000 less than Balance less than or equal to  75,000       333    19,701,154.19          50.16
    75,000 less than Balance less than or equal to 100,000        71     6,099,107.89          15.53
   100,000 less than Balance less than or equal to 150,000        47     5,596,429.35          14.25
   150,000 less than Balance less than or equal to 175,000         6       955,180.54           2.43
   175,000 less than Balance less than or equal to 200,000         3       568,378.25           1.45
   200,000 less than Balance less than or equal to 250,000         1       206,250.00           0.53
----------------------------------------------------------------------------------------------------
Total....................                                        594   $39,277,999.04         100.00%
====================================================================================================


                          CURRENT MORTGAGE LOAN AMOUNTS

                                                                                            Percentage of
                                                                              Aggregate     Cut-Off Date
                  Current                                     Number of        Unpaid         Aggregate
               Mortgage Loan                                  Mortgage        Principal       Principal
             Principal Balance                                  Loans         Balance          Balance
                     Balance less than or equal to  25,000         1            14,406.87       0.04
    25,000 less than Balance less than or equal to  50,000       146         6,786,865.73      17.28
    50,000 less than Balance less than or equal to  75,000       318        18,959,936.47      48.27
    75,000 less than Balance less than or equal to 100,000        75         6,451,348.56      16.42
   100,000 less than Balance less than or equal to 150,000        44         5,335,632.62      13.58
   150,000 less than Balance less than or equal to 175,000         6           955,180.54       2.43
   175,000 less than Balance less than or equal to 200,000         3           568,378.25       1.45
   200,000 less than Balance less than or equal to 250,000         1           206,250.00       0.53
----------------------------------------------------------------------------------------------------
Total....................                                        594       $39,277,999.04     100.00%
====================================================================================================


                                  LIEN SUMMARY

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
                       Loans               Balance            Balance

1                        541              36,451,466.47        92.80
2                         53               2,826,532.57         7.20
--------------------------------------------------------------------------
Total...............     594             $39,277,999.04       100.00%
==========================================================================



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

              Original Loan to Value Ratios for the Mortgage Loans

                                                                                          Percentage of
                                                                            Aggregate     Cut-Off Date
               Original                                     Number of        Unpaid        Aggregate
            Loan-To-Value                                   Mortgage       Principal       Principal
                Ratio                                        Loans           Balance       Balance
 10.00 less than LTV less than or equal to  15.00              1            86,611.60       0.22
 25.00 less than LTV less than or equal to  30.00              1            44,383.18       0.11
 30.00 less than LTV less than or equal to  35.00              7           312,725.96       0.80
 35.00 less than LTV less than or equal to  40.00              9           476,613.43       1.21
 40.00 less than LTV less than or equal to  45.00             10           518,831.83       1.32
 45.00 less than LTV less than or equal to  50.00             17           964,769.94       2.46
 50.00 less than LTV less than or equal to  55.00             13           725,914.98       1.85
 55.00 less than LTV less than or equal to  60.00              9           534,390.86       1.36
 60.00 less than LTV less than or equal to  65.00             12           859,859.02       2.19
 65.00 less than LTV less than or equal to  70.00             26         1,824,659.53       4.65
 70.00 less than LTV less than or equal to  75.00             73         4,773,271.81      12.15
 75.00 less than LTV less than or equal to  80.00            288        19,013,257.29      48.41
 80.00 less than LTV less than or equal to  85.00             56         3,696,080.30       9.41
 85.00 less than LTV less than or equal to  90.00             45         3,432,742.22       8.74
 90.00 less than LTV less than or equal to  95.00             10           646,512.07       1.65
 95.00 less than LTV less than or equal to  100.00             9           750,581.59       1.91
100.00 less than LTV less than or equal to  105.00             1            41,654.55       0.11
110.00 less than LTV less than or equal to  115.00             1            43,868.38       0.11
115.00 less than LTV less than or equal to  120.00             1            63,422.79       0.16
120.00 less than LTV less than or equal to  125.00             1           138,229.13       0.35
125.00 less than LTV less than or equal to  130.00             3           277,055.69       0.71
135.00 less than LTV less than or equal to  140.00             1            52,562.89       0.13
------------------------------------------------------------------------------------------------
Total....................                                    594       $39,277,999.04     100.00%
================================================================================================

          Original Combined Loan to Value Ratios for the Mortgage Loans

                                                                                         Percentage of
                                                                           Aggregate      Cut-Off Date
                  Combined                                  Number of       Unpaid         Aggregate
               Loan-To-Value                                Mortgage       Principal       Principal
                   Ratio                                     Loans          Balance         Balance
 10.000 less than Comb LTV less than or equal to   15.000        1            86,611.60       0.22
 30.000 less than Comb LTV less than or equal to   35.000        1            14,406.87       0.04
 35.000 less than Comb LTV less than or equal to   40.000        1            87,669.98       0.22
 45.000 less than Comb LTV less than or equal to   50.000        4           326,503.97       0.83
 50.000 less than Comb LTV less than or equal to   55.000        3           188,866.92       0.48
 55.000 less than Comb LTV less than or equal to   60.000        3           170,269.62       0.43
 60.000 less than Comb LTV less than or equal to   65.000        9           620,157.41       1.58
 65.000 less than Comb LTV less than or equal to   70.000       17         1,422,209.02       3.62
 70.000 less than Comb LTV less than or equal to   75.000       34         2,231,081.98       5.68
 75.000 less than Comb LTV less than or equal to   80.000       82         5,602,741.17      14.26
 80.000 less than Comb LTV less than or equal to   85.000       41         2,672,857.23       6.80
 85.000 less than Comb LTV less than or equal to   90.000       49         3,558,681.30       9.06
 90.000 less than Comb LTV less than or equal to   95.000       36         2,534,480.64       6.45
 95.000 less than Comb LTV less than or equal to  100.000      212        13,394,483.12      34.10
100.000 less than Comb LTV less than or equal to  105.000        7           420,934.15       1.07
105.000 less than Comb LTV less than or equal to  110.000        6           345,139.96       0.88
110.000 less than Comb LTV less than or equal to  115.000        3           163,929.80       0.42
115.000 less than Comb LTV less than or equal to  120.000       15         1,034,985.79       2.64
120.000 less than Comb LTV less than or equal to  125.000       62         3,783,781.62       9.63
125.000 less than Comb LTV less than or equal to  130.000        5           389,545.53       0.99
135.000 less than Comb LTV less than or equal to  140.000        2           175,605.21       0.45
140.000 less than Comb LTV less than or equal to  145.000        1            53,056.15       0.14
--------------------------------------------------------------------------------------------------
Total.....................                                     594       $39,277,999.04     100.00%
==================================================================================================
(*) There are 292 1st lien loans where the combined LTV reflects a silent 2nd lien loan not included in the pool


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
     State             Loans               Balance            Balance

Arkansas                   1                  48,644.01         0.12
Colorado                   3                 200,131.91         0.51
Delaware                   1                  78,066.49         0.20
Dist of Col                1                 128,884.65         0.33
Florida                   18               1,295,355.66         3.30
Georgia                   12                 809,673.47         2.06
Idaho                      1                  45,000.00         0.11
Illinois                   9                 675,320.19         1.72
Indiana                   11                 635,490.08         1.62
Iowa                       5                 254,938.07         0.65
Kansas                     5                 328,793.51         0.84
Kentucky                   1                 129,275.25         0.33
Louisiana                 11                 722,147.12         1.84
Maine                      1                  47,128.16         0.12
Maryland                   3                 222,675.05         0.57
Michigan                  11                 741,213.58         1.89
Mississippi               10                 645,174.33         1.64
Missouri                   7                 511,853.08         1.30
Montana                    1                  46,048.86         0.12
Nebraska                   1                  53,024.43         0.13
New Hampshire              1                 108,729.93         0.28
New Jersey                 1                 206,250.00         0.53
New Mexico                 3                 253,766.62         0.65
North Carolina            41               3,085,404.23         7.86
Ohio                       3                 150,278.04         0.38
Oklahoma                   4                 192,182.37         0.49
Pennsylvania               8                 535,540.42         1.36
South Carolina           362              23,678,244.24        60.28
South Dakota               1                  56,052.49         0.14
Tennessee                 17               1,135,895.49         2.89
Texas                     16                 918,893.54         2.34
Virginia                  14                 799,074.12         2.03
Washington                 1                  47,319.14         0.12
West Virgina               8                 433,657.18         1.10
Wyoming                    1                  57,873.33         0.15
--------------------------------------------------------------------------
Total...............     594            $     39,277,999.04   100.00%
==========================================================================



                    Loan Summary Stratified by Property Type


                                                           Percentage of
                                            Aggregate      Cut-Off Date
                             Number of       Unpaid          Aggregate
                             Mortgage       Principal        Principal
         Property              Loans         Balance          Balance

Investor Rental Property          13         1,222,322.58       3.11
Mobile/Manufactured Homes        155         8,951,920.74      22.79
Mobile/Manufactured over 5 Acres  18         1,118,525.06       2.85
Primary Financing Only(*)         29         1,508,224.63       3.84
Residential Property             373        25,862,484.37      65.84
Residential Property over 5 Acres  6           614,521.66       1.56
--------------------------------------------------------------------------
Total...............             594       $39,277,999.04     100.00%
==========================================================================
(*) Equivalent to Single Family Residences

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                           LOAN SUMMARY STRATIFIED BY
                                 OWNER OCCUPANCY


                                                           Percentage of
                                        Aggregate          Cut-Off Date
                          Number of      Unpaid              Aggregate
                          Mortgage      Principal            Principal
                            Loans        Balance              Balance

Owner Occ.                    576       37,708,761.92          96.00
Non Owner Occ.                 18        1,569,237.12           4.00
--------------------------------------------------------------------------
Total..................       594      $39,277,999.04         100.00%
==========================================================================



                           LOAN SUMMARY STRATIFIED BY
                               DOCUMENTATION LEVEL


                                                           Percentage of
                                          Aggregate        Cut-Off Date
                             Number of     Unpaid            Aggregate
                             Mortgage     Principal          Principal
                               Loans       Balance            Balance

Full Documentation               584    38,224,194.17          97.32
Stated Documentation               5       455,463.04           1.16
Lite Documentation                 5       598,341.83           1.52
--------------------------------------------------------------------------
Total..................          594    $39,277,999.04        100.00%
==========================================================================


                     Loan Summary Stratified by Loan Purpose


                                                                  Percentage of
                                                    Aggregate     Cut-Off Date
                                       Number of     Unpaid         Aggregate
                                       Mortgage     Principal       Principal
                                         Loans       Balance         Balance

Bond for Title                               2        96,934.16        0.25
Converted Construction to Permanent         21     1,911,230.33        4.87
Debt Consolidation (Cash Out)               71     4,142,165.98       10.55
Debt Consolidation (No Cash Out)            47     2,940,095.65        7.49
Home Improvement (Cash Out)                 19     1,225,747.09        3.12
Home Improvement (No Cash Out)              50     2,719,502.32        6.92
Home Improvement w/Escrow (Cash Out)         6       582,205.43        1.48
Home Improvement w/Escrow (No Cash Out)      9       587,486.73        1.50
Lease Purchase (Cash Out)                    1        51,435.99        0.13
Lease Purchase (No Cash Out)                 2       134,797.93        0.34
Multi Purpose Refinance (Cash Out)          26     1,838,194.75        4.68
Multi Purpose Refinance (No Cash Out)       17     1,046,215.94        2.66
Purchase Money Mortgage (Cash Out)          19     1,377,407.42        3.51
Purchase Money Mortgage (No Cash Out)       55     3,823,899.49        9.74
Purchase w/Escrow (No Cash Out)              1        58,822.26        0.15
Refinance (Cash Out)                       154    10,719,280.90       27.29
Refinance (No Cash Out)                     94     6,022,576.67       15.33
-------------------------------------------------------------------------------
Total..................                    594   $39,277,999.04      100.00%
===============================================================================


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                       Risk Categories for Mortgage Loans


                                                           Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
                       Loans               Balance            Balance

A                         59               3,287,102.03         8.37
A-                       222              14,889,101.89        37.91
AA                       147              10,003,732.90        25.47
B                         82               5,669,167.15        14.43
C                         75               4,954,853.14        12.61
D                          9                 474,041.93         1.21
--------------------------------------------------------------------------
Total...............     594             $39,277,999.04       100.00%
=========================================================================

                  Loan Summary Stratified by Origination Method


                             Number of        Total
             Origination     Mortgage        Current       Percentage of
               Method          Loans         Balance           Pool

      Allied                       1           107,586.09       0.27
      Appletree                    3           153,187.19       0.39
      Capital City                 3           173,539.28       0.44
      Central Credit              83         5,734,852.01      14.60
      Direct                       5           334,582.13       0.85
      First Greensborough          1            41,654.55       0.11
      Greenville HomeGold         96         6,177,269.69      15.73
      Houston HomeGold             4           199,794.34       0.51
      Indiana HomeGold            40         2,506,676.88       6.38
      Mortgage Grp                 2            93,739.07       0.24
      Phoenix HomeGold            33         1,827,841.66       4.65
      Resource Mortgage           12           840,999.62       2.14
      Sterling Lending            22         1,485,322.71       3.78
      Wholesale                  289        19,600,953.82      49.90
 -----------------------------------------------------------------------------
      Total..........            594       $39,277,999.04     100.00%
 =============================================================================

                               BORROWER FICO RANGE
  ----------------------------------------------------------------------------

                                                                                              Percentage of
                                                                               Aggregate      Cut-Off Date
                                                                Number of       Unpaid          Aggregate
                                                                 Mortgage       Principal        Principal
           Original Term                                          Loans         Balance          Balance
             NO FICO STATED                                        88         6,207,082.42      15.80%
  425 less than FICO less than or equal to  450                     1            43,028.65       0.11%
  450 less than FICO less than or equal to  475                     1            55,121.55       0.14%
  475 less than FICO less than or equal to  500                     6           355,527.29       0.91%
  500 less than FICO less than or equal to  525                    26         1,615,506.25       4.11%
  525 less than FICO less than or equal to  550                    47         3,130,607.38       7.97%
  550 less than FICO less than or equal to  575                    44         2,941,315.89       7.49%
  575 less than FICO less than or equal to  600                    80         5,293,350.43      13.48%
  600 less than FICO less than or equal to  625                    82         5,616,555.64      14.30%
  625 less than FICO less than or equal to  650                    89         5,579,704.38      14.21%
  650 less than FICO less than or equal to  675                    69         4,494,156.15      11.44%
  675 less than FICO less than or equal to  700                    32         2,048,184.04       5.21%
  700 less than FICO less than or equal to  725                    17         1,179,727.21       3.00%
  725 less than FICO less than or equal to  750                     7           420,613.60       1.07%
  750 less than FICO less than or equal to  800                     5           297,518.16       0.76%
-----------------------------------------------------------------------------------------------------
Total............                                                 594        39,277,999.04     100.00%
=====================================================================================================

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.


               Loan Summary Stratified by Debt to Income Ratios

                                                                                        Percentage of
                                                                          Aggregate      Cut-Off Date
               Original                                    Number of       Unpaid          Aggregate
           Debt to Income                                  Mortgage       Principal        Principal
                Ratio                                       Loans         Balance          Balance
10.00 less than DTI less than or equal to  15.00               2           111,567.79       0.28
15.00 less than DTI less than or equal to  20.00              16         1,031,631.49       2.63
20.00 less than DTI less than or equal to  25.00              33         2,134,509.24       5.43
25.00 less than DTI less than or equal to  30.00              54         3,278,860.16       8.35
30.00 less than DTI less than or equal to  35.00              75         4,738,808.58      12.06
35.00 less than DTI less than or equal to  40.00             109         6,993,775.16      17.81
40.00 less than DTI less than or equal to  45.00             161        10,541,656.92      26.84
45.00 less than DTI less than or equal to  50.00             118         8,505,930.96      21.66
50.00 less than DTI less than or equal to  55.00              20         1,591,744.62       4.05
60.00 less than DTI less than or equal to  65.00               3           162,305.09       0.41
65.00 less than DTI less than or equal to  70.00               2            98,323.40       0.25
90.00 less than DTI less than or equal to  95.00               1            88,885.63       0.23
------------------------------------------------------------------------------------------------
Total....................                                    594       $39,277,999.04     100.00%
================================================================================================

                           ADJUSTABLE RATE LOANS ONLY


               Adjustable Rate Loan Summary Stratified by Gross Margin

                                                                                        Percentage of
                                                                             Aggregate   Cut-Off Date
                                                                Number of     Unpaid       Aggregate
                    Gross                                       Mortgage     Principal     Principal
                   Margin                                         Loans       Balance       Balance
 0.000 less than Gross Margin less than or equal to   1.00          1        65,903.63      4.80
 3.000 less than Gross Margin less than or equal to   4.00          2       119,923.95      8.74
 4.000 less than Gross Margin less than or equal to   5.00          1        75,814.62      5.53
 5.000 less than Gross Margin less than or equal to   6.00          4       350,084.42     25.52
 6.000 less than Gross Margin less than or equal to   7.00          6       387,217.75     28.23
 7.000 less than Gross Margin less than or equal to   8.00          2       232,453.38     16.95
 8.000 less than Gross Margin less than or equal to   9.00          2       140,287.67     10.23
------------------------------------------------------------------------------------------------
Total.................                                             18    $1,371,685.42    100.00%
================================================================================================

              Adjustable Rate Loan Summary Stratified by Life Floor

                                                                                            Percentage of
                                                                               Aggregate     Cut-Off Date
                                                                 Number of      Unpaid         Aggregate
                   Gross                                         Mortgage     Principal        Principal
                Life Floor                                        Loans        Balance         Balance
 0.000 less than Life Floor less than or equal to   1.000           1         65,903.63          4.80
10.000 less than Life Floor less than or equal to  10.500           1         51,859.07          3.78
10.500 less than Life Floor less than or equal to  11.000           3        306,835.33         22.37
11.000 less than Life Floor less than or equal to  11.500           2        112,868.55          8.23
11.500 less than Life Floor less than or equal to  12.000           6        508,467.60         37.07
12.000 less than Life Floor less than or equal to  12.500           1         75,304.49          5.49
12.500 less than Life Floor less than or equal to  13.000           2        105,746.24          7.71
13.000 less than Life Floor less than or equal to  13.500           2        144,700.51         10.55
-----------------------------------------------------------------------------------------------------
Total.................                                             18     $1,371,685.42        100.00%
=====================================================================================================


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                 Adjustable Loan Summary Stratified by Life Cap

                                                                                              Percentage of
                                                                            Aggregate         Cut-Off Date
                                                                Number of    Unpaid             Aggregate
                    Gross                                       Mortgage    Principal           Principal
                  Life Cap                                       Loans      Balance             Balance
 9.500 less than Life Cap less than or equal to  10.000             1         65,903.63          4.80
17.000 less than Life Cap less than or equal to  17.500            14        984,442.78         71.77
17.500 less than Life Cap less than or equal to  18.000             3        321,339.01         23.43
-----------------------------------------------------------------------------------------------------
Total.................                                             18     $1,371,685.42        100.00%
=====================================================================================================


                          LOAN SUMMARY STRATIFIED BY
                            PERIODIC INTEREST CAP


                                                           Percentage of
                                          Aggregate        Cut-Off Date
                        Number of          Unpaid            Aggregate
                        Mortgage          Principal          Principal
Periodic Cap              Loans            Balance            Balance

    2.000                    18          1,371,685.42         100.00
--------------------------------------------------------------------------
Total.................       18         $1,371,685.42         100.00%
==========================================================================


    Adjustable Rate Loan Summary Stratified by Interest Adjustment Frequency


                                                           Percentage of
                                          Aggregate        Cut-Off Date
 Interest               Number of          Unpaid            Aggregate
Adjustment              Mortgage          Principal          Principal
Frequency                 Loans            Balance            Balance

  36                         18          1,371,685.42         100.00
--------------------------------------------------------------------------
Total.................       18         $1,371,685.42         100.00%
==========================================================================


                           NEXT INTEREST ROLLDATE DATE


                                                      Percentage
                                                      of Cut-Off
                                 Aggregate               Date
     Next          Number of      Unpaid              Aggregate
     Roll          Mortgage      Principal            Principal
     Date            Loans        Balance              Balance

   04/01/00              1         $59,440.64            04.33
   05/01/00              1        $186,911.38            13.63
   07/01/00              1         $75,304.49            05.49
   08/01/00              2        $110,153.12            08.03
   09/01/00              3        $158,482.79            11.55
   10/01/00              1         $43,868.38            03.20
   11/01/00              3        $204,433.08            14.90
   12/01/00              1         $93,989.83            06.85
   02/01/01              1         $94,224.25            06.87
   04/01/01              1         $65,903.63            04.80
   03/01/02              1        $138,229.13            10.08
   04/01/02              1         $88,885.63            06.48
   08/01/99              1         $51,859.07            03.78
--------------------------------------------------------------------------
Total........          18       $1,371,685.42          100.00%
==========================================================================

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.